Exhibit 99.3

INTERNATIONAL SOVEREIGN ENERGY CORP.

EVALUATION OF

OIL AND GAS PROPERTIES

(EXCLUDING MARWAYNE PROPERTY)

December 31, 2010

TABLE OF CONTENTS

LETTER OF TRANSMITTAL

CERTIFICATE OF QUALIFICATIONS

INDEPENDENT PETROLEUM ENGINEERS CONSENT

SEC S-X RESERVES DEFINITIONS

TABLES	Table No.
Detailed Economic Summary – After Tax	1

Total Company Production and Revenue Forecasts

Total Proved Developed Producing Reserves
Reserves and Present Values by Property	2-A
Production and Revenue Forecasts	2-B

Total Proved Developed Reserves
Reserves and Present Values by Property	3-A
Production and Revenue Forecasts	3-B

Total Proved Reserves
Reserves and Present Values by Property	4-A
Production and Revenue Forecasts	4-B

Total Proved Plus Probable Additional Reserves
Reserves and Present Values by Property	5-A
Production and Revenue Forecasts	5-B

Constant Prices and Costs Assumptions	6

Exhibit 99.3

Suite 2000, 801-6th Ave SW Calgary, Alberta T2P 3W2 Web insitepc.com

January 6, 2012

International Sovereign Energy Corp.

Suite 1750, 801 – 6th Avenue SW

Calgary, Alberta

T2P 3W2

Attention:	Mr. John Riad
Director	of Operations

Re:	Evaluation of the Oil and Gas Properties of International Sovereign Energy Corp.

Dear Sir:

As requested, InSite Petroleum Consultants Ltd. (“InSite”) has prepared an evaluation of the oil and gas properties (excluding the interests in the Marwayne property) of International Sovereign Energy Corp. (“the Company”) for Legend Oil and Gas, Ltd. The properties evaluated are located in the Canadian provinces of Alberta and British Columbia. The effective date of the reserve estimates and cash flow forecasts presented in this report is December 31, 2010. The purpose of the report is to fulfill Securities and Exchange Commission (SEC) and financial institution reporting requirements.

The definitions used in this report are in accordance with SEC standards and Regulation S-X. In this report, gross (or Company share) reserves are defined as the total remaining recoverable reserves owned by the Company before deduction of any royalties. Net reserves are defined as those accruing to the Company after all interests owned by others including Crown and Freehold royalties have been deducted. These reserve definitions used in the report are presented in the “Definitions” section following this letter. Table 1 provides a summary of the Company’s working interest, royalty interest and net interest share of reserves as well as the future cash flow before and after income tax, undiscounted and discounted at 5, 10, 15, and 20 percent per annum. The reserves and present values detailed on an individual well basis are shown on Tables 2-A, 3-A, 4-A and 5-A, for the respective reserve categories. The total Company production and revenue forecasts, before and after income tax, are presented on Tables 2-B through 5-B.

Individual property evaluations were prepared in the context of belonging to a larger portfolio of properties. Due to the principal of aggregation of reserves, the total portfolio reserves estimate carries a higher degree of confidence than the estimates for the individual properties.

Constant prices and costs were prepared based on posted prices of crude oil, natural gas, and natural gas liquids using a 12 month unweighted arithmetic average closing price of each commodity on the 1st day of each month from January 1, 2010 through December 1, 2010. A table of these prices is included as Table 6. All oil prices used in the evaluation have been adjusted from the reference price for quality and transportation; gas prices have been adjusted for heating value. Please note that the effects of any oil or gas hedging activities by the Company have not been included in this report.

Well abandonment costs (excluding reclamation costs) were included in the economic runs. Salvage value for existing equipment as well as costs to abandon suspended wells, producing wells with no remaining reserves assigned, and facilities have not been included in this evaluation and are to be disclosed separately by the Company.

All Company assets were evaluated in full detail. During the course of the evaluation, the Company provided InSite personnel with basic information including land data, well information, geological information, reservoir studies, estimates of on-stream dates, contract details, operating cost data, capital budget forecasts, operating statements, other financial data and future operating plans. The interests and financial data provided by the Company have been verified by InSite using the generally accepted evaluation practices. Additional engineering, geological or economic data used in the preparation of this report were obtained from public records, other operators and from InSite non-confidential files. InSite encountered no indications that the data was incomplete or inaccurate. Should evidence become available in the future suggesting that the data was incomplete or inaccurate, InSite reserves the right to revise the estimates based on new data. Similarly, the performance of the producing entities subsequent to the effective date of this report may necessitate upward or downward revisions to the reserve and production estimates.

The oil and gas reserves calculations and income projections upon which this report is based, were determined in accordance with generally accepted evaluation practices. In conducting our reserve analysis, proved reserve volumes were determined by volumetric, material balance, and production decline curve methods. The volumetric reserves were determined by reviewing all well logs, core, and geological data. Recovery factors were assigned after analyzing the performance of similar wells in the area. Historical well production was reviewed to determine reserves calculated by production decline curve analysis where sufficient historical data was available. The order of preference in choosing the methodology to be used was firstly production decline curve analysis or material balance where sufficient data was available for such analysis with volumetric calculations used where there was a lack of historical data.

This evaluation is based in part on prices, currency exchange rates and inflation which, in future, may differ materially from the forecasts utilized herein. In addition, changes in government policy and regulation may result in higher (or lower) royalties and taxes and the change may be material; therefore, the present values of revenues documented in this report do not necessarily represent the fair market value of the reserves evaluated. The reserve estimates presented in this report are considered reasonable as of the effective date of the report given the quality and quantity of data available; however, they should be accepted with the understanding that reservoir performance subsequent to the date of these estimates may necessitate revision, which may be material.

The following table summarizes the results and conclusions with respect to reserve estimates:

International Sovereign Energy Corp.

Summary of Net Reserves – Constant Prices and Costs

	Net Remaining Reserves
	Crude Oil	NGL + Cond.	Marketable Gas
	(Mstb)	(Mstb)	(MMcf)

Proved Producing	236	7	1,415
Proved Non-Producing	—	—	22
Proved Undeveloped	—	—	252

Total Proved	236	7	1,689

Probable	143	12	1,936

Total Proved plus Probable	380	19	3,625

InSite has concluded that all assumptions, data, methods, and procedures are appropriate for the purpose served by the report. A field inspection of the properties was not made; however, such an inspection was not considered necessary in view of the information available from public sources, the files of the Company, and the appropriate provincial regulatory authorities. This report has been prepared for the exclusive use of Legend Oil and Gas Ltd. and no part thereof should be reproduced, distributed, or made available to any other person, company, regulatory body, or organization without the complete context of the report and the knowledge and consent of InSite Petroleum Consultants Ltd.

If you have any questions related to this report, please contact our office at your convenience.

Yours very truly,

InSite Petroleum Consultants Ltd.

Original Signed by L.K.Lindstrom, P. Eng.

L.K. Lindstrom, P. Eng. Managing Director

Original Signed by J. Ed Hasiuk, P. Geol.

J. Ed Hasiuk, P. Geol. Senior Geologist

Original Signed by R. Baribeau, R.E.T.

R. Baribeau, R.E.T. Senior Technologist

File: 2010-4077

:kes

F:\International Sovereign\Word\Dec2010\Letter

CERTIFICATION OF QUALIFICATION

I, Larry K. Lindstrom, Professional Engineer, of Suite 2000, 801 Sixth Avenue SW, Calgary, Alberta, hereby certify:

1.	I am a Senior Reservoir Engineer employed by InSite Petroleum Consultants Ltd., which Company did prepare an evaluation of the oil and gas properties (excluding the interests in the Marwayne property) of International Sovereign Energy Corp. The effective date of this evaluation is December 31, 2010.

2.	I do not have, nor do I expect to receive, any direct or indirect interest in the securities of International Sovereign Energy Corp. or its affiliated companies.

3.	That I attended the University of Saskatchewan in the years of 1969-73 and that I graduated with a Bachelor of Science Degree in Electrical Engineering, with postgraduate courses in Petroleum Engineering; that I am a registered Professional Engineer in the Province of Alberta; and that I have in excess of thirty-five years experience in the petroleum industry with over thirty years experience in the conduct of evaluation and engineering studies related to oil and gas fields.

4.	A personal field inspection of the properties was not made, however, such an inspection was not considered necessary in view of the information available from public information and records, the files of International Sovereign Energy Corp. and the appropriate provincial regulatory authorities.

Original signed by L.K. Lindstrom, P.Eng.

L.K. Lindstrom, P. Eng.

CERTIFICATION OF QUALIFICATION

I, J. Ed Hasiuk, Professional Geologist, of Suite 2000, 801 Sixth Avenue SW, Calgary, Alberta, hereby certify:

1.	I am a Senior Geologist employed by InSite Petroleum Consultants Ltd., which Company did prepare an evaluation of the oil and gas properties (excluding the interests in the Marwayne property) of International Sovereign Energy Corp. The effective date of this evaluation is December 31, 2010.

2.	I do not have, nor do I expect to receive, any direct or indirect interest in the securities of International Sovereign Energy Corp. or its affiliated companies.

3.	I attended the University of Brandon and I graduated with a Bachelor of Science Degree in Geology in 1974; I am a registered Professional Geologist in the Province of Alberta; and that I have in excess of thirty years experience in the petroleum industry with twenty-two years experience in the conduct of evaluation and engineering/geological studies related to oil and gas fields.

4.	A personal field inspection of the properties was not made, however, such an inspection was not considered necessary in view of the information available from public information and records, the files of International Sovereign Energy Corp. and the appropriate provincial regulatory authorities.

Original signed by J.Ed Hasiuk, P. Geol.

J. Ed Hasiuk, P. Geol.

CERTIFICATION OF QUALIFICATION

I, Robert Baribeau, Petroleum Engineering Technologist, of Suite 2000, 801 Sixth Avenue S.W., Calgary, Alberta, hereby certify:

1.	That I am a Senior Engineering Technologist employed by InSite Petroleum Consultants Ltd., which Company did prepare an evaluation of the oil and gas properties(excluding the interests in the Marwayne property) of International Sovereign Energy Corp. The effective date of this evaluation is December 31, 2010.

2.	I do not have, nor do I expect to receive, any direct or indirect interest in the securities of International Sovereign Energy Corp. or its affiliated companies.

3.	That I attended St. Lawrence College of Applied Arts and Technology in the years of 1972-75 and that I graduated with a Diploma in Mechanical Engineering Technology, that I am a Registered Engineering Technologist in the Province of Alberta; and that I have in excess of thirty years experience in the petroleum industry with twenty-nine years experience in the conduct of evaluation and engineering studies related to oil and gas fields.

4.	A personal field inspection of the properties was not made, however, such an inspection was not considered necessary in view of the information available from public information and records, the files of International Sovereign Energy Corp. and the appropriate provincial regulatory authorities.

Original signed by R. Baribeau, R.E.T.

R. Baribeau, R.E.T.

INDEPENDENT PETROLEUM ENGINEERS CONSENT

The undersigned firm of Independent Petroleum Engineers, of Calgary, Alberta, Canada, knows that it is named as having prepared an evaluation of the oil and gas properties (excluding the interests in the Marwayne property) of International Sovereign Energy Corp., dated January 6, 2012, and hereby gives its consent to the use of its name and to the use of the said estimates.

PERMIT TO PRACTICE	InSite Petroleum Consultants Ltd.
INSITE PETROLEUM CONSULTANTS LTD

Signature: Orig. signed by L.K. Lindstrom, P.Eng.	Original signed by L.K.Lindstrom, P.Eng.

Date: January 6, 2012
PERMIT NUMBER: P 5305	L.K. Lindstrom, P. Eng.
The Association of Professional Engineers, Geologists and Geophysicists of Alberta	Managing Director

PART 210 – FORM AND CONTENT OF AND REQUIREMENTS FOR FINANCIAL STATEMENTS, SECURITIES ACT OF 1933, SECURITIES EXCHANGE ACT OF 1934, INVESTMENT COMPANY ACT OF 1940, INVESTMENT ADVISERS ACT OF 1940, AND ENERGY POLICY AND CONSERVATION ACT OF 1975

§ 210.4-10 Financial accounting and reporting for oil and gas producing activities pursuant to the Federal securities laws and the Energy Policy and Conservation Act of 1975

This section prescribes financial accounting and reporting standards for registrants with the Commission engaged in oil and gas producing activities in filings under the Federal securities laws and for the preparation of accounts by persons engaged, in whole or in part, in the production of crude oil or natural gas in the United States, pursuant to section 503 of the Energy Policy and Conservation Act of 1975 (42 U.S.C. 6383) (EPCA) and section 11(c) of the Energy Supply and Environmental Coordination Act of 1974 (15 U.S.C. 796) (ESECA), as amended by section 505 of EPCA. The application of this section to those oil and gas producing operations of companies regulated for ratemaking purposes on an individual-company-cost-of-service basis may, however, give appropriate recognition to differences arising because of the effect of the ratemaking process.

Exemption. Any person exempted by the Department of Energy from any record-keeping or reporting requirements pursuant to section 11(c) of ESECA, as amended, is similarly exempted from the related provisions of this section in the preparation of accounts pursuant to EPCA. This exemption does not affect the applicability of this section to filings pursuant to the Federal securities laws.

Definitions

(a) Definitions. The following definitions apply to the terms listed below as they are used in this section:

(1) Acquisition of properties. Costs incurred to purchase, lease or otherwise acquire a property, including costs of lease bonuses and options to purchase or lease properties, the portion of costs applicable to minerals when land including mineral rights is purchased in fee, brokers’ fees, recording fees, legal costs, and other costs incurred in acquiring properties.

(2) Analogous reservoir. Analogous reservoirs, as used in resources assessments, have similar rock and fluid properties, reservoir conditions (depth, temperature, and pressure) and drive mechanisms, but are typically at a more advanced stage of development than the reservoir of interest and thus may provide concepts to assist in the interpretation of more limited data and estimation of recovery. When used to support proved reserves, an “analogous reservoir” refers to a reservoir that shares the following characteristics with the reservoir of interest:

(i) Same geological formation (but not necessarily in pressure communication with the reservoir of interest);

(ii) Same environment of deposition;

(iii) Similar geological structure; and

(iv) Same drive mechanism.

Instruction to paragraph (a)(2): Reservoir properties must, in the aggregate, be no more favorable in the analog than in the reservoir of interest.

(3) Bitumen. Bitumen, sometimes referred to as natural bitumen, is petroleum in a solid or semi-solid state in natural deposits with a viscosity greater than 10,000 centipoise measured at original temperature in the deposit and atmospheric pressure, on a gas free basis. In its natural state it usually contains sulfur, metals, and other non-hydrocarbons.

(4) Condensate. Condensate is a mixture of hydrocarbons that exists in the gaseous phase at original reservoir temperature and pressure, but that, when produced, is in the liquid phase at surface pressure and temperature.

(5) Deterministic estimate. The method of estimating reserves or resources is called deterministic when a single value for each parameter (from the geoscience, engineering, or economic data) in the reserves calculation is used in the reserves estimation procedure.

(6) Developed oil and gas reserves. Developed oil and gas reserves are reserves of any category that can be expected to be recovered:

(i) Through existing wells with existing equipment and operating methods or in which the cost of the required equipment is relatively minor compared to the cost of a new well; and

(ii) Through installed extraction equipment and infrastructure operational at the time of the reserves estimate if the extraction is by means not involving a well.

(7) Development costs. Costs incurred to obtain access to proved reserves and to provide facilities for extracting, treating, gathering and storing the oil and gas. More specifically, development costs, including depreciation and applicable operating costs of support equipment and facilities and other costs of development activities, are costs incurred to:

(i) Gain access to and prepare well locations for drilling, including surveying well locations for the purpose of determining specific development drilling sites, clearing ground, draining, road building, and relocating public roads, gas lines, and power lines, to the extent necessary in developing the proved reserves.

(ii) Drill and equip development wells, development-type stratigraphic test wells, and service wells, including the costs of platforms and of well equipment such as casing, tubing, pumping equipment, and the wellhead assembly.

(iii) Acquire, construct, and install production facilities such as lease flow lines, separators, treaters, heaters, manifolds, measuring devices, and production storage tanks, natural gas cycling and processing plants, and central utility and waste disposal systems.

(iv) Provide improved recovery systems.

(8) Development project. A development project is the means by which petroleum resources are brought to the status of economically producible. As examples, the development of a single reservoir or field, an incremental development in a producing field, or the integrated development of a group of several fields and associated facilities with a common ownership may constitute a development project.

(9) Development well. A well drilled within the proved area of an oil or gas reservoir to the depth of a stratigraphic horizon known to be productive.

(10) Economically producible. The term economically producible, as it relates to a resource, means a resource which generates revenue that exceeds, or is reasonably expected to exceed, the costs of the operation. The value of the products that generate revenue shall be determined at the terminal point of oil and gas producing activities as defined in paragraph (a)(16) of this section.

(11) Estimated ultimate recovery (EUR). Estimated ultimate recovery is the sum of reserves remaining as of a given date and cumulative production as of that date.

(12) Exploration costs. Costs incurred in identifying areas that may warrant examination and in examining specific areas that are considered to have prospects of containing oil and gas reserves, including costs of drilling exploratory wells and exploratory-type stratigraphic test wells. Exploration costs may be incurred both before acquiring the related property (sometimes referred to in part as prospecting costs) and after acquiring the property. Principal types of exploration costs, which include depreciation and applicable operating costs of support equipment and facilities and other costs of exploration activities, are:

(i) Costs of topographical, geographical and geophysical studies, rights of access to properties to conduct those studies, and salaries and other expenses of geologists, geophysical crews, and others conducting those studies. Collectively, these are sometimes referred to as geological and geophysical or G&G costs.

(ii) Costs of carrying and retaining undeveloped properties, such as delay rentals, ad valorem taxes on properties, legal costs for title defense, and the maintenance of land and lease records.

(iii) Dry hole contributions and bottom hole contributions.

(iv) Costs of drilling and equipping exploratory wells.

(v) Costs of drilling exploratory-type stratigraphic test wells.

(13) Exploratory well. An exploratory well is a well drilled to find a new field or to find a new reservoir in a field previously found to be productive of oil or gas in another reservoir. Generally, an exploratory well is any well that is not a development well, an extension well, a service well, or a stratigraphic test well as those items are defined in this section.

(14) Extension well. An extension well is a well drilled to extend the limits of a known reservoir.

(15) Field. An area consisting of a single reservoir or multiple reservoirs all grouped on or related to the same individual geological structural feature and/or stratigraphic condition. There may be two or more reservoirs in a field that are separated vertically by intervening impervious, strata, or laterally by local geologic barriers, or by both. Reservoirs that are associated by being in overlapping or adjacent fields may be treated as a single or common operational field. The geological terms structural feature and stratigraphic condition are intended to identify localized geological features as opposed to the broader terms of basins, trends, provinces, plays, areas-of-interest, etc.

(16) Oil and gas producing activities. (i) Oil and gas producing activities include:

(A) The search for crude oil, including condensate and natural gas liquids, or natural gas (“oil and gas”) in their natural states and original locations;

(B) The acquisition of property rights or properties for the purpose of further exploration or for the purpose of removing the oil or gas from such properties;

(C) The construction, drilling, and production activities necessary to retrieve oil and gas from their natural reservoirs, including the acquisition, construction, installation, and maintenance of field gathering and storage systems, such as:

(1) Lifting the oil and gas to the surface; and

(2) Gathering, treating, and field processing (as in the case of processing gas to extract liquid hydrocarbons); and

(D) Extraction of saleable hydrocarbons, in the solid, liquid, or gaseous state, from oil sands, shale, coalbeds, or other nonrenewable natural resources which are intended to be upgraded into synthetic oil or gas, and activities undertaken with a view to such extraction.

Instruction 1 to paragraph (a)(16)(i): The oil and gas production function shall be regarded as ending at a “terminal point”, which is the outlet valve on the lease or field storage tank. If unusual physical or operational circumstances exist, it may be appropriate to regard the terminal point for the production function as:

a. The first point at which oil, gas, or gas liquids, natural or synthetic, are delivered to a main pipeline, a common carrier, a refinery, or a marine terminal; and

b. In the case of natural resources that are intended to be upgraded into synthetic oil or gas, if those natural resources are delivered to a purchaser prior to upgrading, the first point at which the natural resources are delivered to a main pipeline, a common carrier, a refinery, a marine terminal, or a facility which upgrades such natural resources into synthetic oil or gas.

Instruction 2 to paragraph (a)(16)(i): For purposes of this paragraph (a)(16), the term saleable hydrocarbons means hydrocarbons that are saleable in the state in which the hydrocarbons are delivered.

(ii) Oil and gas producing activities do not include:

(A) Transporting, refining, or marketing oil and gas;

(B) Processing of produced oil, gas or natural resources that can be upgraded into synthetic oil or gas by a registrant that does not have the legal right to produce or a revenue interest in such production;

(C) Activities relating to the production of natural resources other than oil, gas, or natural resources from which synthetic oil and gas can be extracted; or

(D) Production of geothermal steam.

(17) Possible reserves. Possible reserves are those additional reserves that are less certain to be recovered than probable reserves.

(i) When deterministic methods are used, the total quantities ultimately recovered from a project have a low probability of exceeding proved plus probable plus possible reserves. When probabilistic methods are used, there should be at least a 10% probability that the total quantities ultimately recovered will equal or exceed the proved plus probable plus possible reserves estimates.

(ii) Possible reserves may be assigned to areas of a reservoir adjacent to probable reserves where data control and interpretations of available data are progressively less certain. Frequently, this will be in areas where geoscience and engineering data are unable to define clearly the area and vertical limits of commercial production from the reservoir by a defined project.

(iii) Possible reserves also include incremental quantities associated with a greater percentage recovery of the hydrocarbons in place than the recovery quantities assumed for probable reserves.

(iv) The proved plus probable and proved plus probable plus possible reserves estimates must be based on reasonable alternative technical and commercial interpretations within the reservoir or subject project that are clearly documented, including comparisons to results in successful similar projects.

(v) Possible reserves may be assigned where geoscience and engineering data identify directly adjacent portions of a reservoir within the same accumulation that may be separated from proved areas by faults with displacement less than formation thickness or other geological discontinuities and that have not been penetrated by a wellbore, and the registrant believes that such adjacent portions are in communication with the known (proved) reservoir. Possible reserves may be assigned to areas that are structurally higher or lower than the proved area if these areas are in communication with the proved reservoir.

(vi) Pursuant to paragraph (a)(22)(iii) of this section, where direct observation has defined a highest known oil (HKO) elevation and the potential exists for an associated gas cap, proved oil reserves should be assigned in the structurally higher portions of the reservoir above the HKO only if the higher contact can be established with reasonable certainty through reliable technology. Portions of the reservoir that do not meet this reasonable certainty criterion may be assigned as probable and possible oil or gas based on reservoir fluid properties and pressure gradient interpretations.

(18) Probable reserves. Probable reserves are those additional reserves that are less certain to be recovered than proved reserves but which, together with proved reserves, are as likely as not to be recovered.

(i) When deterministic methods are used, it is as likely as not that actual remaining quantities recovered will exceed the sum of estimated proved plus probable reserves. When probabilistic methods are used, there should be at least a 50% probability that the actual quantities recovered will equal or exceed the proved plus probable reserves estimates.

(ii) Probable reserves may be assigned to areas of a reservoir adjacent to proved reserves where data control or interpretations of available data are less certain, even if the interpreted reservoir continuity of structure or productivity does not meet the reasonable certainty criterion. Probable reserves may be assigned to areas that are structurally higher than the proved area if these areas are in communication with the proved reservoir.

(iii) Probable reserves estimates also include potential incremental quantities associated with a greater percentage recovery of the hydrocarbons in place than assumed for proved reserves.

(iv) See also guidelines in paragraphs (a)(17)(iv) and (a)(17)(vi) of this section.

(19) Probabilistic estimate. The method of estimation of reserves or resources is called probabilistic when the full range of values that could reasonably occur for each unknown parameter (from the geoscience and engineering data) is used to generate a full range of possible outcomes and their associated probabilities of occurrence.

(20) Production costs. (i) Costs incurred to operate and maintain wells and related equipment and facilities, including depreciation and applicable operating costs of support equipment and facilities and other costs of operating and maintaining those wells and related equipment and facilities. They become part of the cost of oil and gas produced. Examples of production costs (sometimes called lifting costs) are:

(A) Costs of labor to operate the wells and related equipment and facilities.

(B) Repairs and maintenance.

(C) Materials, supplies, and fuel consumed and supplies utilized in operating the wells and related equipment and facilities.

(D) Property taxes and insurance applicable to proved properties and wells and related equipment and facilities.

(E) Severance taxes.

(ii) Some support equipment or facilities may serve two or more oil and gas producing activities and may also serve transportation, refining, and marketing activities. To the extent that the support equipment and facilities are used in oil and gas producing activities, their depreciation and applicable operating costs become exploration, development or production costs, as appropriate. Depreciation, depletion, and amortization of capitalized acquisition, exploration, and development costs are not production costs but also become part of the cost of oil and gas produced along with production (lifting) costs identified above.

(21) Proved area. The part of a property to which proved reserves have been specifically attributed.

(22) Proved oil and gas reserves. Proved oil and gas reserves are those quantities of oil and gas, which, by analysis of geoscience and engineering data, can be estimated with reasonable certainty to be economically producible—from a given date forward, from known reservoirs, and under existing economic conditions, operating methods, and government regulations—prior to the time at which contracts providing the right to operate expire, unless evidence indicates that renewal is reasonably certain, regardless of whether deterministic or probabilistic methods are used for the estimation. The project to extract the hydrocarbons must have commenced or the operator must be reasonably certain that it will commence the project within a reasonable time.

(i) The area of the reservoir considered as proved includes:

(A) The area identified by drilling and limited by fluid contacts, if any, and

(B) Adjacent undrilled portions of the reservoir that can, with reasonable certainty, be judged to be continuous with it and to contain economically producible oil or gas on the basis of available geoscience and engineering data.

(ii) In the absence of data on fluid contacts, proved quantities in a reservoir are limited by the lowest known hydrocarbons (LKH) as seen in a well penetration unless geoscience, engineering, or performance data and reliable technology establishes a lower contact with reasonable certainty.

(iii) Where direct observation from well penetrations has defined a highest known oil (HKO) elevation and the potential exists for an associated gas cap, proved oil reserves may be assigned in the structurally higher portions of the reservoir only if geoscience, engineering, or performance data and reliable technology establish the higher contact with reasonable certainty.

(iv) Reserves which can be produced economically through application of improved recovery techniques (including, but not limited to, fluid injection) are included in the proved classification when:

(A) Successful testing by a pilot project in an area of the reservoir with properties no more favorable than in the reservoir as a whole, the operation of an installed program in the reservoir or an analogous reservoir, or other evidence using reliable technology establishes the reasonable certainty of the engineering analysis on which the project or program was based; and

(B) The project has been approved for development by all necessary parties and entities, including governmental entities.

(v) Existing economic conditions include prices and costs at which economic producibility from a reservoir is to be determined. The price shall be the average price during the 12-month period prior to the ending date of the period covered by the report, determined as an unweighted arithmetic average of the first-day-of-the-month price for each month within such period, unless prices are defined by contractual arrangements, excluding escalations based upon future conditions.

(23) Proved properties. Properties with proved reserves.

(24) Reasonable certainty. If deterministic methods are used, reasonable certainty means a high degree of confidence that the quantities will be recovered. If probabilistic methods are used, there should be at least a 90% probability that the quantities actually recovered will equal or exceed the estimate. A high degree of confidence exists if the quantity is much more likely to be achieved than not, and, as changes due to increased availability of geoscience (geological, geophysical, and geochemical), engineering, and economic data are made to estimated ultimate recovery (EUR) with time, reasonably certain EUR is much more likely to increase or remain constant than to decrease.

(25) Reliable technology. Reliable technology is a grouping of one or more technologies (including computational methods) that has been field tested and has been demonstrated to provide reasonably certain results with consistency and repeatability in the formation being evaluated or in an analogous formation.

(26) Reserves. Reserves are estimated remaining quantities of oil and gas and related substances anticipated to be economically producible, as of a given date, by application of development projects to known accumulations. In addition, there must exist, or there must be a reasonable expectation that there will exist, the legal right to produce or a revenue interest in the production, installed means of delivering oil and gas or related substances to market, and all permits and financing required to implement the project.

Note to paragraph (a)(26): Reserves should not be assigned to adjacent reservoirs isolated by major, potentially sealing, faults until those reservoirs are penetrated and evaluated as economically producible. Reserves should not be assigned to areas that are clearly separated from a known accumulation by a non-productive reservoir ( i.e. , absence of reservoir, structurally low reservoir, or negative test results). Such areas may contain prospective resources ( i.e. , potentially recoverable resources from undiscovered accumulations).

(27) Reservoir. A porous and permeable underground formation containing a natural accumulation of producible oil and/or gas that is confined by impermeable rock or water barriers and is individual and separate from other reservoirs.

(28) Resources. Resources are quantities of oil and gas estimated to exist in naturally occurring accumulations. A portion of the resources may be estimated to be recoverable, and another portion may be considered to be unrecoverable. Resources include both discovered and undiscovered accumulations.

(29) Service well. A well drilled or completed for the purpose of supporting production in an existing field. Specific purposes of service wells include gas injection, water injection, steam injection, air injection, salt-water disposal, water supply for injection, observation, or injection for in-situ combustion.

(30) Stratigraphic test well. A stratigraphic test well is a drilling effort, geologically directed, to obtain information pertaining to a specific geologic condition. Such wells customarily are drilled without the intent of being completed for hydrocarbon production. The classification also includes tests identified as core tests and all types of expendable holes related to hydrocarbon exploration. Stratigraphic tests are classified as “exploratory type” if not drilled in a known area or “development type” if drilled in a known area.

(31) Undeveloped oil and gas reserves. Undeveloped oil and gas reserves are reserves of any category that are expected to be recovered from new wells on undrilled acreage, or from existing wells where a relatively major expenditure is required for recompletion.

(i) Reserves on undrilled acreage shall be limited to those directly offsetting development spacing areas that are reasonably certain of production when drilled, unless evidence using reliable technology exists that establishes reasonable certainty of economic producibility at greater distances.

(ii) Undrilled locations can be classified as having undeveloped reserves only if a development plan has been adopted indicating that they are scheduled to be drilled within five years, unless the specific circumstances, justify a longer time.

(iii) Under no circumstances shall estimates for undeveloped reserves be attributable to any acreage for which an application of fluid injection or other improved recovery technique is contemplated, unless such techniques have been proved effective by actual projects in the same reservoir or an analogous reservoir, as defined in paragraph (a)(2) of this section, or by other evidence using reliable technology establishing reasonable certainty.

(32) Unproved properties. Properties with no proved reserves.

Successful Efforts Method

(b) A reporting entity that follows the successful efforts method shall comply with the accounting and financial reporting disclosure requirements of FASB ASC Topic 932, Extractive Activities—Oil and Gas .

Full Cost Method

(c) Application of the full cost method of accounting. A reporting entity that follows the full cost method shall apply that method to all of its operations and to the operations of its subsidiaries, as follows:

(1) Determination of cost centers. Cost centers shall be established on a country-by-country basis.

(2) Costs to be capitalized. All costs associated with property acquisition, exploration, and development activities (as defined in paragraph (a) of this section) shall be capitalized within the appropriate cost center. Any internal costs that are capitalized shall be limited to those costs that can be directly identified with acquisition, exploration, and development activities undertaken by the reporting entity for its own account, and shall not include any costs related to production, general corporate overhead, or similar activities.

(3) Amortization of capitalized costs. Capitalized costs within a cost center shall be amortized on the unit-of-production basis using proved oil and gas reserves, as follows:

(i) Costs to be amortized shall include (A) all capitalized costs, less accumulated amortization, other than the cost of properties described in paragraph (ii) below; (B) the estimated future expenditures (based on current costs) to be incurred in developing proved reserves; and (C) estimated dismantlement and abandonment costs, net of estimated salvage values.

(ii) The cost of investments in unproved properties and major development projects may be excluded from capitalized costs to be amortized, subject to the following:

(A) All costs directly associated with the acquisition and evaluation of unproved properties may be excluded from the amortization computation until it is determined whether or not proved reserves can be assigned to the properties, subject to the following conditions:

(1) Until such a determination is made, the properties shall be assessed at least annually to ascertain whether impairment has occurred. Unevaluated properties whose costs are individually significant shall be assessed individually. Where it is not practicable to individually assess the amount of impairment of properties for which costs are not individually significant, such properties may be grouped for purposes of assessing impairment. Impairment may be estimated by applying factors based on historical experience and other data such as primary lease terms of the properties, average holding periods of unproved properties, and geographic and geologic data to groupings of individually insignificant properties and projects. The amount of impairment assessed under either of these methods shall be added to the costs to be amortized.

(2) The costs of drilling exploratory dry holes shall be included in the amortization base immediately upon determination that the well is dry.

(3) If geological and geophysical costs cannot be directly associated with specific unevaluated properties, they shall be included in the amortization base as incurred. Upon complete evaluation of a property, the total remaining excluded cost (net of any impairment) shall be included in the full cost amortization base.

(B) Certain costs may be excluded from amortization when incurred in connection with major development projects expected to entail significant costs to ascertain the quantities of proved reserves attributable to the properties under development (e.g., the installation of an offshore drilling platform from which development wells are to be drilled, the installation of improved recovery programs, and similar major projects undertaken in the expectation of significant additions to proved reserves). The amounts which may be excluded are applicable portions of (1) the costs that relate to the major development project and have not previously been included in the amortization base, and (2) the estimated future expenditures associated with the development project. The excluded portion of any common costs associated with the development project should be based, as is most appropriate in the circumstances, on a comparison of either ( i ) existing proved reserves to total proved reserves expected to be established upon completion of the project, or ( ii ) the number of wells to which proved reserves have been assigned and total number of wells expected to be drilled. Such costs may be excluded from costs to be amortized until the earlier determination of whether additional reserves are proved or impairment occurs.

(C) Excluded costs and the proved reserves related to such costs shall be transferred into the amortization base on an ongoing (well-by-well or property-by-property) basis as the project is evaluated and proved reserves established or impairment determined. Once proved reserves are established, there is no further justification for continued exclusion from the full cost amortization base even if other factors prevent immediate production or marketing.

(iii) Amortization shall be computed on the basis of physical units, with oil and gas converted to a common unit of measure on the basis of their approximate relative energy content, unless economic circumstances (related to the effects of regulated prices) indicate that use of units of revenue is a more appropriate basis of computing amortization. In the latter case, amortization shall be computed on the basis of current gross revenues (excluding royalty payments and net profits disbursements) from production in relation to future gross revenues, based on current prices (including consideration of changes in existing prices provided only by contractual arrangements), from estimated production of proved oil and gas reserves. The effect of a significant price increase during the year on estimated future gross revenues shall be reflected in the amortization provision only for the period after the price increase occurs.

(iv) In some cases it may be more appropriate to depreciate natural gas cycling and processing plants by a method other than the unit-of-production method.

(v) Amortization computations shall be made on a consolidated basis, including investees accounted for on a proportionate consolidation basis. Investees accounted for on the equity method shall be treated separately.

(4) Limitation on capitalized costs. (i) For each cost center, capitalized costs, less accumulated amortization and related deferred income taxes, shall not exceed an amount (the cost center ceiling) equal to the sum of:

(A) The present value of estimated future net revenues computed by applying current prices of oil and gas reserves (with consideration of price changes only to the extent provided by contractual arrangements) to estimated future production of proved oil and gas reserves as of the date of the latest balance sheet presented, less estimated future expenditures (based on current costs) to be incurred in developing and producing the proved reserves computed using a discount factor of ten percent and assuming continuation of existing economic conditions; plus

(B) the cost of properties not being amortized pursuant to paragraph (i)(3)(ii) of this section; plus

(C) the lower of cost or estimated fair value of unproven properties included in the costs being amortized; less

(D) income tax effects related to differences between the book and tax basis of the properties referred to in paragraphs (i)(4)(i) (B) and (C) of this section.

(ii) If unamortized costs capitalized within a cost center, less related deferred income taxes, exceed the cost center ceiling, the excess shall be charged to expense and separately disclosed during the period in which the excess occurs. Amounts thus required to be written off shall not be reinstated for any subsequent increase in the cost center ceiling.

(5) Production costs. All costs relating to production activities, including workover costs incurred solely to maintain or increase levels of production from an existing completion interval, shall be charged to expense as incurred.

(6) Other transactions. The provisions of paragraph (h) of this section, “Mineral property conveyances and related transactions if the successful efforts method of accounting is followed,” shall apply also to those reporting entities following the full cost method except as follows:

(i) Sales and abandonments of oil and gas properties. Sales of oil and gas properties, whether or not being amortized currently, shall be accounted for as adjustments of capitalized costs, with no gain or loss recognized, unless such adjustments would significantly alter the relationship between capitalized costs and proved reserves of oil and gas attributable to a cost center. For instance, a significant alteration would not ordinarily be expected to occur for sales involving less than 25 percent of the reserve quantities of a given cost center. If gain or loss is recognized on such a sale, total capitalization costs within the cost center shall be allocated between the reserves sold and reserves retained on the same basis used to compute amortization, unless there are substantial economic differences between the properties sold and those retained, in which case capitalized costs shall be allocated on the basis of the relative fair values of the properties. Abandonments of oil and gas properties shall be accounted for as adjustments of capitalized costs; that is, the cost of abandoned properties shall be charged to the full cost center and amortized (subject to the limitation on capitalized costs in paragraph (b) of this section).

(ii) Purchases of reserves. Purchases of oil and gas reserves in place ordinarily shall be accounted for as additional capitalized costs within the applicable cost center; however, significant purchases of production payments or properties with lives substantially shorter than the composite productive life of the cost center shall be accounted for separately.

(iii) Partnerships, joint ventures and drilling arrangements. (A) Except as provided in paragraph (i)(6)(i) of this section, all consideration received from sales or transfers of properties in connection with partnerships, joint venture operations, or various other forms of drilling arrangements involving oil and gas exploration and development activities (e.g., carried interest, turnkey wells, management fees, etc.) shall be credited to the full cost account, except to the extent of amounts that represent reimbursement of organization, offering, general and administrative expenses, etc., that are identifiable with the transaction, if such amounts are currently incurred and charged to expense.

(B) Where a registrant organizes and manages a limited partnership involved only in the purchase of proved developed properties and subsequent distribution of income from such properties, management fee income may be recognized provided the properties involved do not require aggregate development expenditures in connection with production of existing proved reserves in excess of 10% of the partnership’s recorded cost of such properties. Any income not recognized as a result of this limitation would be credited to the full cost account and recognized through a lower amortization provision as reserves are produced.

(iv) Other services. No income shall be recognized in connection with contractual services performed (e.g. drilling, well service, or equipment supply services, etc.) in connection with properties in which the registrant or an affiliate (as defined in §210.1–02(b)) holds an ownership or other economic interest, except as follows:

(A) Where the registrant acquires an interest in the properties in connection with the service contract, income may be recognized to the extent the cash consideration received exceeds the related contract costs plus the registrant’s share of costs incurred and estimated to be incurred in connection with the properties. Ownership interests acquired within one year of the date of such a contract are considered to be acquired in connection with the service for purposes of applying this rule. The amount of any guarantees or similar arrangements undertaken as part of this contract should be considered as part of the costs related to the properties for purposes of applying this rule.

(B) Where the registrant acquired an interest in the properties at least one year before the date of the service contract through transactions unrelated to the service contract, and that interest is unaffected by the service contract, income from such contract may be recognized subject to the general provisions for elimination of inter-company profit under generally accepted accounting principles.

(C) Notwithstanding the provisions of paragraphs (i)(6)(iv) (A) and (B) of this section, no income may be recognized for contractual services performed on behalf of investors in oil and gas producing activities managed by the registrant or an affiliate. Furthermore, no income may be recognized for contractual services to the extent that the consideration received for such services represents an interest in the underlying property.

(D) Any income not recognized as a result of these rules would be credited to the full cost account and recognized through a lower amortization provision as reserves are produced.

(7) Disclosures. Reporting entities that follow the full cost method of accounting shall disclose all of the information required by paragraph (k) of this section, with each cost center considered as a separate geographic area, except that reasonable groupings may be made of cost centers that are not significant in the aggregate. In addition:

(i) For each cost center for each year that an income statement is required, disclose the total amount of amortization expense (per equivalent physical unit of production if amortization is computed on the basis of physical units or per dollar of gross revenue from production if amortization is computed on the basis of gross revenue).

(ii) State separately on the face of the balance sheet the aggregate of the capitalized costs of unproved properties and major development projects that are excluded, in accordance with paragraph (i)(3) of this section, from the capitalized costs being amortized. Provide a description in the notes to the financial statements of the current status of the significant properties or projects involved, including the anticipated timing of the inclusion of the costs in the amortization computation. Present a table that shows, by category of cost, (A) the total costs excluded as of the most recent fiscal year; and (B) the amounts of such excluded costs, incurred (1) in each of the three most recent fiscal years and (2) in the aggregate for any earlier fiscal years in which the costs were incurred. Categories of cost to be disclosed include acquisition costs, exploration costs, development costs in the case of significant development projects and capitalized interest.

(8) For purposes of this paragraph (c), the term “current price” shall mean the average price during the 12-month period prior to the ending date of the period covered by the report, determined as an unweighted arithmetic average of the first-day-of-the-month price for each month within such period, unless prices are defined by contractual arrangements, excluding escalations based upon future conditions.

Income Taxes

(d) Income taxes. Comprehensive interperiod income tax allocation by a method which complies with generally accepted accounting principles shall be followed for intangible drilling and development costs and other costs incurred that enter into the determination of taxable income and pretax accounting income in different periods.

RECONCILIATION DEFINITIONS

SEC REGULATION S-X

Revisions of Previous Estimates

Revisions represent changes in previous estimates of proved reserves either upward or downward, resulting from new information (except for an increase in proved acreage) normally obtained from development drilling and production history or resulting from a change in economic factors.

Development Well

A well drilled within the proved area of an oil or gas reservoir to the depth of a stratigraphic horizon known to be productive.

Extensions, Discoveries and Other Additions

Additions to proved reserves that result from extensions of the proved acreage of previously discovered (old) reservoirs through additional drilling in periods subsequent to discovery and discovery of new fields with proved reserves or of new reservoirs of proved reserves in old fields.

Improved Recovery

Changes in reserve estimates resulting from application of improved recovery techniques shall be separately shown if significant. If not significant, such changes should be included in Revisions of Previous Estimates.

Table 1

International Sovereign Energy Corp.

DETAILED ECONOMIC SUMMARY

Avg of 1st day prices Constant Prices + Costs — Dec 31 2010

Effective January 01, 2011		Canada
		PDP	PDNP	PU	PD+PU	PA	P+PA
Light and Medium Oil	Mbbl

Ultimate Remaining		719.4	0.0	0.0	719.4	304.9	1,024.3
WI Before Royalty		109.1	0.0	0.0	109.1	58.5	167.6
WI After Royalty		101.5	0.0	0.0	101.5	52.8	154.4
Royalty Interest		18.5	0.0	0.0	18.5	5.5	24.0
Total Net		120.0	0.0	0.0	120.0	58.4	178.4

Heavy Oil	Mbbl

Ultimate Remaining		4,390.2			4,390.2	3,149.0	7,539.2
WI Before Royalty		122.6			122.6	88.0	210.6
WI After Royalty		116.3			116.3	85.0	201.3
Royalty Interest		0.0			0.0	0.0	0.0
Total Net		116.3			116.3	85.0	201.3

Total Oil	Mbbl

Ultimate Remaining		5,109.6	0.0	0.0	5,109.6	3,453.9	8,563.5
WI Before Royalty		231.7	0.0	0.0	231.7	146.5	378.2
WI After Royalty		217.9	0.0	0.0	217.9	137.8	355.7
Royalty Interest		18.5	0.0	0.0	18.5	5.5	24.0
Total Net		236.4	0.0	0.0	236.4	143.4	379.7

Sales Gas	MMcf

Ultimate Remaining		7,578.0	79.4	271.1	7,928.5	5,401.0	13,329.5
WI Before Royalty		1,675.9	26.5	271.1	1,973.4	2,296.5	4,269.9
WI After Royalty		1,409.7	21.8	251.8	1,683.3	1,934.9	3,618.2
Royalty Interest		5.3	0.0	0.0	5.3	1.4	6.7
Total Net		1,415.0	21.8	251.8	1,688.6	1,936.3	3,624.9

NGLs	Mbbl

Ultimate Remaining		26.4	0.0	0.0	26.4	90.3	116.7
WI Before Royalty		9.3	0.0	0.0	9.3	15.9	25.2
WI After Royalty		6.7	0.0	0.0	6.7	12.1	18.9
Royalty Interest		0.0	0.0	0.0	0.0	0.0	0.0
Total Net		6.8	0.0	0.0	6.8	12.2	18.9

Sulphur	Mlt

Ultimate Remaining		0.0	0.0	0.0	0.0	0.1	0.1
WI Before Royalty		0.0	0.0	0.0	0.0	0.0	0.0
WI After Royalty		0.0	0.0	0.0	0.0	0.0	0.0
Royalty Interest		0.0	0.0	0.0	0.0	0.0	0.0
Total Net		0.0	0.0	0.0	0.0	0.0	0.0

MBOE	Mboe

Ultimate Remaining		6,399.0	13.2	45.2	6,457.4	4,444.4	10,901.8
WI Before Royalty		520.3	4.4	45.2	569.9	545.1	1,115.1
WI After Royalty		459.6	3.6	42.0	505.2	472.5	977.6
Royalty Interest		19.4	0.0	0.0	19.4	5.8	25.2
Total Net		479.0	3.6	42.0	524.6	478.2	1,002.8

Net Present Values — BTAX	M$

Undiscounted		12,361.8	-0.5	345.9	12,707.2	7,305.2	20,012.4
Discounted at 5%		9,319.9	0.0	236.2	9,556.0	3,640.9	13,196.9
Discounted at 10%		7,565.6	0.5	164.6	7,730.6	2,128.2	9,858.8
Discounted at 15%		6,430.6	0.9	116.8	6,548.3	1,349.6	7,897.9
Discounted at 20%		5,635.9	1.2	84.3	5,721.4	887.2	6,608.6

Net Present Values — ATAX (Tax Pools)	M$

Undiscounted		12,361.8	-0.5	345.9	12,707.2	7,147.6	19,854.7
Discounted at 5%		9,319.9	0.0	236.2	9,556.0	3,615.5	13,171.5
Discounted at 10%		7,565.6	0.5	164.6	7,730.6	2,123.6	9,854.2
Discounted at 15%		6,430.6	0.9	116.8	6,548.3	1,348.7	7,897.0
Discounted at 20%		5,635.9	1.2	84.3	5,721.4	887.0	6,608.4

Light & Medium Oil includes Shale Oil. Heavy Oil Includes Ultra Heavy in Alberta and Bitumen. Sales Gas includes Solution gas, Associated and Non- Associated gas, Coalbed Methane, Shale gas and Hydrates.

Report Time: Thu, 05 Jan 2012 16:31 Working Data Economic Case: Avg of 1st day prices Constant Prices + Costs - Dec 31 2010 Hierarchy: Reserves DB: ISEC_DEC_2010_2010_9: mosaic11 Version: 2010.9.4590

Table 2-A

International Sovereign Energy Corp.

DETAILED RESERVES AND PRESENT VALUE

Avg of 1st day prices Constant Prices + Costs — Dec 31 2010

Canada

Effective January 01, 2011				Proved Developed Producing
		Avg		Oil			Sales Gas			NGL			BOE			Present Value
Location	Formation	Int %	Category	WI Mstb	RI Mstb	Net Mstb	WI MMcf	RI MMcf	Net MMcf	WI Mstb	RI Mstb	Net Mstb	WI Mstb	RI Mstb	Net Mstb	5% M$	10% M$	15% M$
Canada
Alberta
Berwyn
00/02-11-082-24W5/3	NOTIKEWIN	100.00	PDP	0.0	0.0	0.0	275.2	0.0	255.6	0.0	0.0	0.0	45.9	0.0	42.6	350.9	331.2	313.8
00/07-11-082-24W5/2	FALHER	100.00	PDP	0.0	0.0	0.0	87.1	0.0	80.5	0.0	0.0	0.0	14.5	0.0	13.4	93.2	92.5	91.8

Berwyn				0.0	0.0	0.0	362.4	0.0	336.1	0.0	0.0	0.0	60.4	0.0	56.0	444.1	423.8	405.5
Boundary Lake
00/02-14-083-13W6/0	BLUESKY	40.00	PDP	0.0	0.0	0.0	86.4	0.0	66.7	0.0	0.0	0.0	14.4	0.0	11.1	143.6	142.1	140.7

Boundary Lake				0.0	0.0	0.0	86.4	0.0	66.7	0.0	0.0	0.0	14.4	0.0	11.1	143.6	142.1	140.7
Heathdale
00/03-26-027-08W4/2	VIKING		PDP	0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0

Heathdale				0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0
Leaman
00/01-06-057-10W5/0	OSTRACOD	15.00	PDP	0.0	0.0	0.0	13.0	0.0	12.3	1.1	0.0	0.7	3.3	0.0	2.8	25.0	24.1	23.2

Leaman				0.0	0.0	0.0	13.0	0.0	12.3	1.1	0.0	0.7	3.3	0.0	2.8	25.0	24.1	23.2
Liege
00/05-17-089-21W4/0	GROSMONT	10.00	PDP	0.0	0.0	0.0	36.6	0.0	34.5	0.0	0.0	0.0	6.1	0.0	5.7	34.8	31.3	28.4
00/10-11-089-22W4/0	NISKU	10.00	PDP	0.0	0.0	0.0	0.1	0.0	0.1	0.0	0.0	0.0	0.0	0.0	0.0	-2.1	-2.0	-2.0
00/06-13-089-22W4/0	GROSMONT	10.00	PDP	0.0	0.0	0.0	0.4	0.0	0.4	0.0	0.0	0.0	0.1	0.0	0.1	-2.0	-2.0	-2.0
02/10-23-089-22W4/0	NISKU	10.00	PDP	0.0	0.0	0.0	10.3	0.0	9.8	0.0	0.0	0.0	1.7	0.0	1.6	3.7	3.7	3.7
00/03-24-089-22W4/0	GROSMONT	10.00	PDP	0.0	0.0	0.0	62.4	0.0	59.0	0.0	0.0	0.0	10.4	0.0	9.8	54.6	45.5	38.9

Liege				0.0	0.0	0.0	109.9	0.0	103.7	0.0	0.0	0.0	18.3	0.0	17.3	89.0	76.4	66.9
Medicine River
02/05-30-038-02W5/0	HORSESHOE CANYON	91.50	PDP	0.0	0.0	0.0	366.3	0.0	329.8	0.5	0.0	0.3	61.6	0.0	55.3	372.3	338.6	310.5
00/16-30-038-02W5/0	ELLERSLIE	63.27	PDP	0.0	0.0	0.0	57.9	0.0	54.7	3.1	0.0	2.1	12.7	0.0	11.2	87.1	80.8	75.1
00/02-25-038-03W5/2	OSTRACOD	46.50	PDP	0.0	0.0	0.0	16.5	0.0	12.7	1.4	0.0	1.1	4.2	0.0	3.2	46.6	44.0	41.7
02/02-25-038-03W5/2	MANNVILLE	72.83	PDP	0.0	0.0	0.0	22.5	0.0	17.4	1.2	0.0	0.9	4.9	0.0	3.8	25.1	25.6	26.1
02/06-21-039-01W5/2	COLONY	75.00	PDP	0.0	0.0	0.0	94.2	0.0	77.6	1.5	0.0	1.2	17.2	0.0	14.1	65.7	62.3	59.2

Medicine River				0.0	0.0	0.0	557.4	0.0	492.2	7.7	0.0	5.6	100.6	0.0	87.6	596.7	551.3	512.6
Red Earth
00/14-02-087-09W5/2	SLAVE POINT	2.50	PDP	0.0	0.1	0.1	0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.1	0.1	7.1	6.3	5.7
00/02-11-087-09W5/2	GRANITE WASH	4.56	PDP	0.0	7.4	7.4	0.0	0.0	0.0	0.0	0.0	0.0	0.0	7.4	7.4	482.4	425.9	383.8
00/03-11-087-09W5/0	GRANITE WASH	2.55	PDP	0.0	0.8	0.8	0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.8	0.8	57.2	51.6	47.2
00/04-11-087-09W5/0	GRANITE WASH	2.50	PDP	0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.7	0.7	0.7
00/07-11-087-09W5/0	GRANITE WASH	3.52	PDP	0.0	5.2	5.2	0.0	0.0	0.0	0.0	0.0	0.0	0.0	5.2	5.2	320.8	272.1	238.4
00/08-11-087-09W5/0	GRANITE WASH	3.15	PDP	0.0	3.5	3.5	0.0	0.0	0.0	0.0	0.0	0.0	0.0	3.5	3.5	220.1	187.3	164.3
00/09-11-087-09W5/0	GRANITE WASH	2.51	PDP	0.0	1.4	1.4	0.0	0.0	0.0	0.0	0.0	0.0	0.0	1.4	1.4	85.5	71.9	62.2

Red Earth				0.0	18.4	18.4	0.0	0.0	0.0	0.0	0.0	0.0	0.0	18.4	18.4	1,173.9	1,015.9	902.2
Swan Hills
00/16-36-064-10W5/2	BEAVERHILL LAKE	100.00	PDP	71.1	0.0	64.9	0.0	0.0	0.0	0.0	0.0	0.0	71.1	0.0	64.9	2,266.0	1,592.2	1,224.0

Swan Hills				71.1	0.0	64.9	0.0	0.0	0.0	0.0	0.0	0.0	71.1	0.0	64.9	2,266.0	1,592.2	1,224.0
Wildmere
00/02-16-047-04W4/0	LLOYDMINSTER SS	5.42	PDP	0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0
00/07-16-047-04W4/0	LLOYDMINSTER SS	5.42	PDP	0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0

Report Time: Thu, 05 Jan 2012 16:27 Working Data Economic Case: Avg of 1st day prices Constant Prices + Costs - Dec 31 2010 Hierarchy: Reserves DB: ISEC_DEC_2010_2010_9 : mosaic11 Version: 2010.9.4590

Table 2-A

International Sovereign Energy Corp.

DETAILED RESERVES AND PRESENT VALUE

Avg of 1st day prices Constant Prices + Costs — Dec 31 2010

Canada

Effective January 01, 2011				Proved Developed Producing
		Avg		Oil			Sales Gas			NGL			BOE			Present Value
Location	Formation	Int %	Category	WI Mstb	RI Mstb	Net Mstb	WI MMcf	RI MMcf	Net MMcf	WI Mstb	RI Mstb	Net Mstb	WI Mstb	RI Mstb	Net Mstb	5% M$	10% M$	15% M$
C0/05-18-047-04W4/0	LLOYDMINSTER SS	5.42	PDP	0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0
00/13-12-047-05W4/0	LLOYDMINSTER SS		PDP	0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0
00/01-14-047-05W4/0	LLOYDMINSTER SS		PDP	0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0
00/02-14-047-05W4/0	LLOYDMINSTER SS		PDP	0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0
00/03-14-047-05W4/0	LLOYDMINSTER SS		PDP	0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0
00/06-14-047-05W4/0	LLOYDMINSTER SS		PDP	0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0
00/07-14-047-05W4/0	LLOYDMINSTER SS		PDP	0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0
00/10-14-047-05W4/0	LLOYDMINSTER SS		PDP	0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0
00/10-14-047-05W4/3	COLONY	0.27	PDP	0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0
00/13-14-047-05W4/0	SPARKY		PDP	0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0
00/14-14-047-05W4/0	LLOYDMINSTER SS		PDP	0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0
00/15-14-047-05W4/0	LLOYDMINSTER SS		PDP	0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0
00/16-14-047-05W4/2			PDP	0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0
Lloydminster A Pool Unit #1	LLOYDMINSTER	2.79	PDP	122.6	0.0	116.3	23.4	0.0	21.9	0.0	0.0	0.0	126.5	0.0	120.0	2,753.4	2,219.4	1,854.6

Wildmere				122.6	0.0	116.3	23.4	0.0	21.9	0.0	0.0	0.0	126.5	0.0	120.0	2,753.4	2,219.4	1,854.6

Alberta				193.7	18.4	199.7	1,152.5	0.0	1,032.9	8.8	0.0	6.3	394.6	18.4	378.2	7,491.6	6,045.1	5,129.8
British Columbia
Boundary Lake
00/16-05-084-14W6/0	BOUNDARY LAKE	10.87	PDP	3.4	0.0	3.2	1.1	0.0	1.0	0.1	0.0	0.1	3.7	0.0	3.4	153.4	123.4	102.9
00/08-08-084-14W6/0	BOUNDARY LAKE	6.64	PDP	3.9	0.0	3.7	0.8	0.0	0.7	0.1	0.0	0.1	4.1	0.0	3.9	149.6	120.1	100.3
00/06-09-084-14W6/0	BOUNDARY LAKE	8.01	PDP	1.0	0.0	0.9	0.3	0.0	0.2	0.0	0.0	0.0	1.0	0.0	1.0	38.9	34.3	30.6

Boundary Lake				8.2	0.0	7.8	2.2	0.0	1.9	0.2	0.0	0.2	8.8	0.0	8.3	342.0	277.8	233.9
Clarke Lake
00/C-052-F/094-J-10/0	SLAVE POINT	25.00	PDP	0.0	0.0	0.0	224.4	0.0	162.4	0.0	0.0	0.0	37.4	0.0	27.1	195.1	179.4	166.1
00/C-054-F/094-J-10/0	SLAVE POINT	18.75	PDP	0.0	0.0	0.0	57.7	0.0	41.8	0.0	0.0	0.0	9.6	0.0	7.0	19.2	18.7	18.3
00/D-054-G/094-J-10/2	SLAVE POINT	0.00	PDP	0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0
00/D-066-G/094-J-10/0	SLAVE POINT	9.38	PDP	0.0	0.0	0.0	160.7	0.0	116.3	0.0	0.0	0.0	26.8	0.0	19.4	157.0	139.7	125.9

Clarke Lake				0.0	0.0	0.0	442.9	0.0	320.6	0.0	0.0	0.0	73.8	0.0	53.4	371.3	337.8	310.3
Fort St John
00/14-05-083-18W6/0	BELLOY	7.50	PDP	0.0	0.0	0.0	75.7	0.0	52.1	0.3	0.0	0.2	12.9	0.0	8.9	93.4	81.5	72.4
00/16-08-083-18W6/2	BALDONNEL	7.50	PDP	0.0	0.0	0.0	0.0	5.3	5.3	0.0	0.0	0.0	0.0	0.9	0.9	17.6	16.7	15.9

Fort St John				0.0	0.0	0.0	75.7	5.3	57.4	0.3	0.0	0.2	12.9	0.9	9.8	110.9	98.2	88.3
Inga
00/16-19-085-23W6/0	INGA SAND	90.30	PDP	29.8	0.1	28.9	0.0	0.0	0.0	0.0	0.0	0.0	29.8	0.1	28.9	1,001.8	804.6	666.4

Inga				29.8	0.1	28.9	0.0	0.0	0.0	0.0	0.0	0.0	29.8	0.1	28.9	1,001.8	804.6	666.4
Umbach
00/D-079-F/094-H-03/0	BLUESKY	1.75	PDP	0.0	0.0	0.0	2.7	0.0	2.2	0.0	0.0	0.0	0.4	0.0	0.4	2.2	2.0	1.9

Umbach				0.0	0.0	0.0	2.7	0.0	2.2	0.0	0.0	0.0	0.4	0.0	0.4	2.2	2.0	1.9

British Columbia				38.0	0.1	36.7	523.4	5.3	382.1	0.5	0.0	0.4	125.8	1.0	100.8	1,828.2	1,520.5	1,300.9

Canada				231.7	18.5	236.4	1,675.9	5.3	1,415.0	9.3	0.0	6.8	520.3	19.4	479.0	9,319.9	7,565.6	6,430.6

Total				231.7	18.5	236.4	1,675.9	5.3	1,415.0	9.3	0.0	6.8	520.3	19.4	479.0	9,319.9	7,565.6	6,430.6

Report Time: Thu, 05 Jan 2012 16:27 Working Data Economic Case: Avg of 1st day prices Constant Prices + Costs - Dec 31 2010 Hierarchy: Reserves DB: ISEC_DEC_2010_2010_9 : mosaic11 Version: 2010.9.4590

Table 2-B

International Sovereign Energy Corp.

CASH FLOW TAX POOL

Avg of 1st day prices Constant Prices + Costs—Dec 31 2010

Selection : Canada

Effective January 01, 2011

Total Proved Developed Producing Reserves

OIL, GAS & SULPHUR SUMMARY

	COMPANY OIL							COMPANY SALES GAS							SULPHUR		TOTAL
	Wells	Pool Rates bbl/d	Pool Volumes Mbbl	WI Volume Mbbl	RI Volume Mbbl	Price $/bbl	Revenue M$	Wells	Pool Rates Mcf/ d	Pool Volumes MMcf	WI Volume MMcf	RI Volume MMcf	Price $/Mcf	Revenue M$	Co. Share Volume lt	Price $/lt	WI Rates boe/ d	Co. Share Rates boe/d
2011	91.0	1,391	507.7	19.6	4.4	70.92	1,704	22.0	4,612	1,683.3	477.5	2.4	3.55	1,705	0.0	0.00	279	292
2012	90.0	1,267	463.8	18.3	3.3	70.74	1,525	19.0	3,395	1,242.4	310.5	2.1	3.49	1,091	0.0	0.00	197	207
2013	90.0	1,158	422.8	17.0	2.4	70.58	1,368	16.0	2,611	952.8	224.4	0.8	3.44	775	0.0	0.00	153	160
2014	90.0	1,062	387.5	15.8	1.8	70.46	1,240	14.0	2,203	804.0	187.8	0.0	3.44	646	0.0	0.00	132	137
2015	90.0	976	356.1	14.8	1.3	70.37	1,132	12.0	1,704	621.8	145.3	0.0	3.47	504	0.0	0.00	109	112
2016	90.0	898	328.7	13.8	1.0	70.31	1,043	10.0	1,422	520.3	120.5	0.0	3.46	417	0.0	0.00	94	97
2017	89.0	827	302.0	12.9	0.8	70.27	960	9.0	1,182	431.4	86.5	0.0	3.43	297	0.0	0.00	76	78
2018	89.0	765	279.2	12.1	0.6	70.27	893	7.0	845	308.4	53.8	0.0	3.57	192	0.0	0.00	58	60
2019	88.0	706	257.8	11.3	0.5	70.26	832	5.0	623	227.5	17.7	0.0	3.27	58	0.0	0.00	39	41
2020	88.0	654	239.4	10.6	0.4	70.25	775	4.0	541	198.1	15.4	0.0	3.28	50	0.0	0.00	36	37

Sub			3,545.0	146.2	16.5	70.50	11,473			6,990.1	1,639.4	5.3	3.49	5,735	0.0	0.00
Rem			1,564.7	85.5	2.0	71.63	6,267			587.9	36.5	0.0	3.50	128	0.0	0.00
Total			5,109.6	231.7	18.5	70.89	17,740			7,578.0	1,675.9	5.3	3.49	5,863	0.0	0.00

NGL SUMMARY

	CONDENSATE				ETHANE				PROPANE				BUTANE				TOTAL NGL
	WI Volume bbl	RI Volume bbl	Price $/bbl	Co. Share Revenue M$	WI Volume bbl	RI Volume bbl	Price $/ bbl	Co. Share Revenue M$	WI Volume bbl	RI Volume bbl	Price $/bbl	Co. Share Revenue M$	WI Volume bbl	RI Volume bbl	Price $/bbl	Co. Share Revenue M$	WI Volume bbl	RI Volumes bbl	CS Net Volumes bbl
2011	827.1	9.7	78.75	65.9	0.0	0.0	0.00	0.0	1,018.9	0.0	34.96	35.6	780.6	0.0	32.11	25.1	2,626.6	9.7	1,936.4
2012	638.1	8.4	78.56	50.8	0.0	0.0	0.00	0.0	747.8	0.0	34.85	26.1	578.1	0.0	31.90	18.4	1,964.0	8.4	1,441.0
2013	470.8	3.1	78.27	37.1	0.0	0.0	0.00	0.0	498.7	0.0	34.59	17.3	391.2	0.0	31.45	12.3	1,360.8	3.1	983.5
2014	399.6	0.0	78.20	31.3	0.0	0.0	0.00	0.0	414.6	0.0	34.64	14.4	327.2	0.0	31.45	10.3	1,141.4	0.0	821.9
2015	275.0	0.0	77.92	21.4	0.0	0.0	0.00	0.0	259.3	0.0	35.11	9.1	213.4	0.0	31.52	6.7	747.8	0.0	539.4
2016	200.5	0.0	77.49	15.5	0.0	0.0	0.00	0.0	191.2	0.0	34.92	6.7	155.3	0.0	31.04	4.8	547.0	0.0	388.5
2017	175.2	0.0	77.48	13.6	0.0	0.0	0.00	0.0	167.3	0.0	34.93	5.8	135.7	0.0	31.05	4.2	478.2	0.0	339.4
2018	122.5	0.0	79.40	9.7	0.0	0.0	0.00	0.0	108.5	0.0	35.92	3.9	74.7	0.0	33.04	2.5	305.7	0.0	203.8
2019	17.4	0.0	75.85	1.3	0.0	0.0	0.00	0.0	5.1	0.0	31.35	0.2	4.1	0.0	19.80	0.1	26.5	0.0	20.2
2020	14.8	0.0	76.42	1.1	0.0	0.0	0.00	0.0	4.0	0.0	31.35	0.1	3.2	0.0	19.80	0.1	22.0	0.0	16.7

Sub	3,141.1	21.3	78.35	247.8	0.0	0.0	0.00	0.0	3,415.4	0.0	34.87	119.1	2,663.4	0.0	31.72	84.5	9,219.8	21.3	6,690.9
Rem	39.7	0.0	69.63	2.8	0.0	0.0	0.00	0.0	22.4	0.0	31.35	0.7	17.9	0.0	19.80	0.4	80.0	0.0	61.5
Total	3,180.7	21.3	78.24	250.5	0.0	0.0	0.00	0.0	3,437.8	0.0	34.85	119.8	2,681.3	0.0	31.64	84.8	9,299.8	21.3	6,752.4
CASH FLOW BTAX

	Company Revenue M$	Crown Royalty M$	Freehold Royalty M$	ORR Royalty M$	Mineral Tax M$	Total Royalty Burden %	Net Rev After Royalties M$	Other Income M$	Sask Corp Cap Tax M$	Fixed Oper Expense M$	Variable Operating Expense M$	Other Expenses M$	Total Operating Costs M$	Abandon Cost & Salvage M$	Net Operating Income M$	Total Investment M$	NET Cash Flow M$	CUM Cash Flow M$	Disc Cash Flow (10%) M$
2011	3,536	341.1	36.6	46.4	4.0	12	3,108	0.0	0.0	653.8	424.0	0.5	1,078.3	4.1	2,026	90.0	1,936	1,936	1,855
2012	2,712	225.6	25.7	36.0	2.5	11	2,422	0.0	0.0	593.8	286.8	0.4	881.0	51.7	1,490	0.0	1,490	3,425	1,295
2013	2,209	181.6	15.3	30.1	1.5	10	1,981	0.0	0.0	520.2	208.8	0.2	729.2	21.3	1,230	0.0	1,230	4,655	970
2014	1,942	151.0	12.8	27.3	1.2	10	1,749	0.0	0.0	518.6	180.1	0.0	698.7	12.3	1,038	0.0	1,038	5,694	744
2015	1,673	116.3	9.3	24.2	0.9	9	1,523	0.0	0.0	487.7	150.2	0.0	637.9	15.7	869	0.0	869	6,563	566
2016	1,488	96.6	6.1	21.9	0.6	8	1,362	0.0	0.0	481.8	127.7	0.0	609.5	29.7	723	0.0	723	7,286	428
2017	1,280	77.6	5.3	19.6	0.5	8	1,178	0.0	0.0	435.6	91.9	0.0	527.5	26.8	623	0.0	623	7,909	335
2018	1,102	54.0	0.0	17.5	0.0	6	1,030	0.0	0.0	390.6	70.2	0.0	460.9	37.4	532	0.0	532	8,441	260
2019	891	35.6	0.0	12.6	0.0	5	843	0.0	0.0	290.8	45.8	0.0	336.6	0.7	506	0.0	506	8,947	225
2020	826	28.3	0.0	11.9	0.0	5	786	0.0	0.0	288.8	42.0	0.0	330.8	5.4	450	0.0	450	9,397	182

Sub	17,660	1,307.7	111.0	247.4	11.0	9	15,982	0.0	0.0	4,661.8	1,627.5	1.1	6,290.3	205.2	9,487	90.0	9,397	9,397	6,862
Rem	6,399	72.5	0.0	151.8	0.0	4	6,174	0.0	0.0	2,794.2	249.6	0.0	3,043.8	165.7	2,965	0.0	2,965	12,362	704
Total	24,058	1,380.2	111.0	399.2	11.0	8	22,157	0.0	0.0	7,456.0	1,877.1	1.1	9,334.1	370.9	12,452	90.0	12,362	12,362	7,566

CO. SHARE RESERVES LIFE (years)

Reserves Half Life	3.6
RLI (Principal Product)	5.1
Reserves Life	32.0
RLI (BOE)	5.1

TOTAL RESERVES—SALES

	GROSS	WI	CO SH	NET
Oil (Mbbl)	5,110	232	250	236
Gas (MMcf)	7,578	1,676	1,681	1,415
Gas (Mboe)	1,263	279	280	236
*NGL (bbl)	15,675	6,119	6,119	4,554
Cond (bbl)	10,701	3,181	3,202	2,199

Total (boe)	6,399,021	520,345	539,758	478,976

*	This NGL Value includes only Ethane, Propane and Butane. Condensate and Field Condensate are included in the Condensate line.

NET PRESENT VALUES BEFORE TAX

Discount Rate %	Op Income M$	Investment M$	Cash Flow M$	NPV/BOE $/BOE
0	12,452	90.0	12,362	22.90
5	9,406	85.9	9,320	17.27
8	8,252	83.6	8,169	15.13
10	7,648	82.2	7,566	14.02
15	6,509	78.7	6,431	11.91
20	5,712	75.6	5,636	10.44

CAPITAL (undisc)

		Unrisked	Risked
Cost Of Prod.	$/BOEPD	308.20	308.20
Cost Of Reserves	$/BOE	0.17	0.17
Prob Of Success	%	100.00	100.00
Chance Of	%	100.00	100.00

ECONOMIC INDICATORS

		BTAX		ATAX
		Unrisked	Risked	Unrisked	Risked
Discount Rate	(%)	10.0	10.0	10.0	10.0
Payout	(Yrs)	0.0	0.0	0.0	0.0
Discounted Payout	(Yrs)	0.0	0.0	0.0	0.0
DCF Rate of Return	(%)	>200.0	>200.0	>200.0	>200.0
NPV/Undisc Invest		84.1	84.1	84.1	62.8
NPV/Disc Invest		92.1	92.1	92.1	68.7
NPV/DIS Cap Exposure		92.1	92.1	92.1	68.7
NPV/BOEPD	(M$/boepd)	25.9	25.9	25.9	19.3

FIRST 12 MONTHS AVG. PERFORMANCE (undisc)

			WI		Co. Share
			Unrisked Risked		Unrisked Risked
Production	(BOEPD	)	279	279	292	292
Price	($/BOE)		31.32	31.32	33.15	33.15
Royalties	($/BOE)		4.20	4.20	4.01	4.01
Operating Costs	($/BOE)		10.59	10.59	10.11	10.11
NetBack	($/BOE)		19.93	19.93	19.03	19.03
Recycle Ratio	(ratio	)	115.23	115.23	114.12	114.12

Report Time: Thu, 05 Jan 2012 16:31 Working Data

Economic Case: Avg of 1st day prices Constant Prices + Costs - Dec 31 2010 - uses Forecast (Price Deck:

Dec 31, 2010 Constant Dollar Prices (SEC))

Hierarchy: Reserves

Table 2-B

International Sovereign Energy Corp.

CASH FLOW TAX POOL

Avg of 1st day prices Constant Prices + Costs—Dec 31 2010

Selection : Canada

Effective January 01, 2011

Total Proved Developed Producing Reserves

CASH FLOW ATAX

	Income Before Tax Loss M$	Tax Loss Generated M$	Tax Loss Claim M$	Federal Taxable Income M$	Basic Federal Tax M$	Federal M&P Tax Credit M$	Federal Surtax M$	Invest Tax Credit M$	Federal Income Tax M$	Attributed Royalty Income M$	Provincial Taxable Income M$	Basic Provincial Tax M$	Provincial M&P Tax Credit M$	Provincial Income Tax M$	Total Income Tax M$	BTAX Cash Flow M$	ATAX Cash Flow M$	CUM Cash Flow M$	Disc Cash Flow (10%) M$
2011	165.0	0.0	165.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0	1,936	1,936	1,936	1,855
2012	104.9	0.0	104.9	0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0	1,490	1,490	3,425	1,295
2013	201.4	0.0	201.4	0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0	1,230	1,230	4,655	970
2014	268.2	0.0	268.2	0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0	1,038	1,038	5,694	744
2015	287.8	0.0	287.8	0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0	869	869	6,563	566
2016	280.7	0.0	280.7	0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0	723	723	7,286	428
2017	282.8	0.0	282.8	0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0	623	623	7,909	335
2018	267.3	0.0	267.3	0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0	532	532	8,441	260
2019	297.4	0.0	297.4	0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0	506	506	8,947	225
2020	284.5	0.0	284.5	0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0	450	450	9,397	182
Sub	2,440.2	0.0	2,440.2	0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0	9,397	9,397	9,397	6,862
Rem	2,057.3	69.4	2,126.7	0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0	2,965	2,965	12,362	704
Total	4,497.5	69.4	4,566.9	0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0	12,362	12,362	12,362	7,566

TAXABLE INCOME

	Resource Revenue M$	Resource Royalty M$	Plus Non- Deduct Royalty M$	Resource Allowance M$	Resource Operating Cost M$	Resource CCA M$	Resource Overhead M$	Net Production Royalty M$	Net Resource Royalty Income M$	Net Other Resource Income M$	COGPE M$	CDE M$	CEE M$	Depletion Allowance M$	Resource Taxable Income M$
2011	3,190	345.1	0.0	0.0	1,081.9	651.4	0.0	0.0	262.9	0.0	192.4	1,016.7	0.0	0.0	165.0
2012	2,455	228.0	0.0	0.0	932.3	499.8	0.0	0.0	195.4	0.0	173.1	711.7	0.0	0.0	104.9
2013	2,023	183.1	0.0	0.0	750.3	374.8	0.0	0.0	140.2	0.0	155.8	498.2	0.0	0.0	201.4
2014	1,807	152.1	0.0	0.0	711.0	281.1	0.0	0.0	94.6	0.0	140.2	348.7	0.0	0.0	268.2
2015	1,574	117.2	0.0	0.0	653.6	210.8	0.0	0.0	66.2	0.0	126.2	244.1	0.0	0.0	287.8
2016	1,412	97.2	0.0	0.0	639.2	158.1	0.0	0.0	48.1	0.0	113.6	170.9	0.0	0.0	280.7
2017	1,222	78.0	0.0	0.0	554.3	118.6	0.0	0.0	33.3	0.0	102.2	119.6	0.0	0.0	282.8
2018	1,053	54.0	0.0	0.0	498.2	89.0	0.0	0.0	31.3	0.0	92.0	83.7	0.0	0.0	267.3
2019	851	35.6	0.0	0.0	337.4	66.7	0.0	0.0	27.3	0.0	82.8	58.6	0.0	0.0	297.4
2020	792	28.3	0.0	0.0	336.2	50.0	0.0	0.0	22.4	0.0	74.5	41.0	0.0	0.0	284.5
Sub	16,378	1,318.7	0.0	0.0	6,494.4	2,500.4	0.0	0.0	921.7	0.0	1,252.9	3,293.4	0.0	0.0	2,440.2
Rem	6,245	72.5	0.0	0.0	3,209.5	150.1	0.0	0.0	1.9	0.0	661.8	95.7	0.0	0.0	2,057.3
Total	22,623	1,391.2	0.0	0.0	9,704.0	2,650.5	0.0	0.0	923.6	0.0	1,914.6	3,389.1	0.0	0.0	4,497.5

TAX LOSS POOL

	Net Processing Income M$	Class 41 CCA M$	Processing Overhead M$	M&P Taxable Income M$	Other Business Income M$	Class 1 CCA M$	Class 2 CCA M$	Non Resource Overhead M$	Other Taxable Income M$	Overhead to CEE M$	Overhead to CDE M$	COGPE Pool M$	CDE Pool M$	CEE Pool M$	Depletion Pool M$	Acri Pool M$	Tax Loss Pool M$
2011	0.0	11.2	0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0	1,731.2	2,372.4	5,850.4	0.0	0.0	5,510.0
2012	0.0	19.7	0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0	1,558.1	1,660.7	5,850.4	0.0	0.0	5,405.0
2013	0.0	14.8	0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0	1,402.3	1,162.5	5,850.4	0.0	0.0	5,203.6
2014	0.0	11.1	0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0	1,262.1	813.7	5,850.4	0.0	0.0	4,935.4
2015	0.0	8.3	0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0	1,135.8	569.6	5,850.4	0.0	0.0	4,647.6
2016	0.0	6.2	0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0	1,022.3	398.7	5,850.4	0.0	0.0	4,366.9
2017	0.0	4.7	0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0	920.0	279.1	5,850.4	0.0	0.0	4,084.1
2018	0.0	3.5	0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0	828.0	195.4	5,850.4	0.0	0.0	3,816.8
2019	0.0	2.6	0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0	745.2	136.8	5,850.4	0.0	0.0	3,519.3
2020	0.0	2.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0	670.7	95.7	5,850.4	0.0	0.0	3,234.8
Sub	0.0	84.1	0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0	670.7	95.7	5,850.4	0.0	0.0	3,234.8
Rem	0.0	5.9	0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0	8.9	0.0	5,850.4	0.0	0.0	1,177.5
Total	0.0	90.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0	8.9	0.0	5,850.4	0.0	0.0	1,177.5

NET PRESENT VALUES AFTER TAX

Discount Rate %	Op Income M$	Investment M$	Cash Flow M$	NPV/BOE $/BOE
0	12,452	90.0	12,362	22.90
5	9,406	85.9	9,320	17.27
8	8,252	83.6	8,169	15.13
10	7,648	82.2	7,566	14.02
15	6,509	78.7	6,431	11.91
20	5,712	75.6	5,636	10.44

CORPORATE OPENING TAX POOLS (M$)

Class 1 Pool	0.00
Class 2 Pool	0.00
Class 6 Pool	0.00
Class 8 Pool	0.00
Class 10 Pool	0.00
Class 12 Pool	0.00
Class 41 Pool	2,560.53
Class 43 Pool	0.00
Declining Balance Pool	0.00
Declining Balance Rate	0.00
Straight Line Decline Pool	0.00
Straight Line Decline	0.00%
COGPE Pool	1,923.57
CDE Pool	3,389.13
CEE Pool	5,850.36
Depletion Pool	0.00
ACRI Pool	0.00
Tax Loss Pool	5,675.00

Report Time: Thu, 05 Jan 2012 16:31 Working Data

Economic Case: Avg of 1st day prices Constant Prices + Costs - Dec 31 2010 - uses Forecast (Price Deck:

Dec 31, 2010 Constant Dollar Prices (SEC))

Hierarchy: Reserves

Table 3-A

International Sovereign Energy Corp.

DETAILED RESERVES AND PRESENT VALUE

Avg of 1st day prices Constant Prices + Costs — Dec 31 2010

Canada

Effective January 01, 2011                                                                         Proved Developed

		Avg Int %	Category	Oil			Sales Gas			NGL			BOE			Present Value
Location	Formation			WI Mstb	RI Mstb	Net Mstb	WI MMcf	RI MMcf	Net MMcf	WI Mstb	RI Mstb	Net Mstb	WI Mstb	RI Mstb	Net Mstb	5% M$	10% M$	15% M$
Canada
Alberta
Berwyn
00/02-11-082-24W5/3	NOTIKEWIN	100.00	PDP	0.0	0.0	0.0	275.2	0.0	255.6	0.0	0.0	0.0	45.9	0.0	42.6	350.9	331.2	313.8
00/07-11-082-24W5/2	FALHER	100.00	PDP	0.0	0.0	0.0	87.1	0.0	80.5	0.0	0.0	0.0	14.5	0.0	13.4	93.2	92.5	91.8

Berwyn				0.0	0.0	0.0	362.4	0.0	336.1	0.0	0.0	0.0	60.4	0.0	56.0	444.1	423.8	405.5

Boundary Lake
00/02-14-083-13W6/0	BLUESKY	40.00	PDP	0.0	0.0	0.0	86.4	0.0	66.7	0.0	0.0	0.0	14.4	0.0	11.1	143.6	142.1	140.7

Boundary Lake				0.0	0.0	0.0	86.4	0.0	66.7	0.0	0.0	0.0	14.4	0.0	11.1	143.6	142.1	140.7

Heathdale
00/03-26-027-08W4/2	VIKING		PDP	0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0

Heathdale				0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0

Leaman
00/01-06-057-10W5/0	OSTRACOD	15.00	PDP	0.0	0.0	0.0	13.0	0.0	12.3	1.1	0.0	0.7	3.3	0.0	2.8	25.0	24.1	23.2

Leaman				0.0	0.0	0.0	13.0	0.0	12.3	1.1	0.0	0.7	3.3	0.0	2.8	25.0	24.1	23.2

Liege
00/05-17-089-21W4/0	GROSMONT	10.00	PDP	0.0	0.0	0.0	36.6	0.0	34.5	0.0	0.0	0.0	6.1	0.0	5.7	34.8	31.3	28.4
00/10-11-089-22W4/0	NISKU	10.00	PDP	0.0	0.0	0.0	0.1	0.0	0.1	0.0	0.0	0.0	0.0	0.0	0.0	-2.1	-2.0	-2.0
00/06-13-089-22W4/0	GROSMONT	10.00	PDP	0.0	0.0	0.0	0.4	0.0	0.4	0.0	0.0	0.0	0.1	0.0	0.1	-2.0	-2.0	-2.0
02/10-23-089-22W4/0	NISKU	10.00	PDP	0.0	0.0	0.0	10.3	0.0	9.8	0.0	0.0	0.0	1.7	0.0	1.6	3.7	3.7	3.7
00/03-24-089-22W4/0	GROSMONT	10.00	PDP	0.0	0.0	0.0	62.4	0.0	59.0	0.0	0.0	0.0	10.4	0.0	9.8	54.6	45.5	38.9

Liege				0.0	0.0	0.0	109.9	0.0	103.7	0.0	0.0	0.0	18.3	0.0	17.3	89.0	76.4	66.9

Little Bow
00/15-25-014-21W4/0	BOW ISLAND	33.33	PDNP	0.0	0.0	0.0	17.8	0.0	14.6	0.0	0.0	0.0	3.0	0.0	2.4	1.5	1.7	2.0
00/07-36-014-21W4/2	BOW ISLAND	33.33	PDNP	0.0	0.0	0.0	8.7	0.0	7.1	0.0	0.0	0.0	1.5	0.0	1.2	-1.4	-1.3	-1.1

Little Bow				0.0	0.0	0.0	26.5	0.0	21.8	0.0	0.0	0.0	4.4	0.0	3.6	0.0	0.5	0.9

Medicine River
02/05-30-038-02W5/0	HORSESHOE CANYON	91.50	PDP	0.0	0.0	0.0	366.3	0.0	329.8	0.5	0.0	0.3	61.6	0.0	55.3	372.3	338.6	310.5
00/16-30-038-02W5/0	ELLERSLIE	63.27	PDP	0.0	0.0	0.0	57.9	0.0	54.7	3.1	0.0	2.1	12.7	0.0	11.2	87.1	80.8	75.1
00/02-25-038-03W5/2	OSTRACOD	46.50	PDP	0.0	0.0	0.0	16.5	0.0	12.7	1.4	0.0	1.1	4.2	0.0	3.2	46.6	44.0	41.7
02/02-25-038-03W5/2	MANNVILLE	72.83	PDP	0.0	0.0	0.0	22.5	0.0	17.4	1.2	0.0	0.9	4.9	0.0	3.8	25.1	25.6	26.1
02/06-21-039-01W5/2	COLONY	75.00	PDP	0.0	0.0	0.0	94.2	0.0	77.6	1.5	0.0	1.2	17.2	0.0	14.1	65.7	62.3	59.2

Medicine River				0.0	0.0	0.0	557.4	0.0	492.2	7.7	0.0	5.6	100.6	0.0	87.6	596.7	551.3	512.6

Red Earth
00/14-02-087-09W5/2	SLAVE POINT	2.50	PDP	0.0	0.1	0.1	0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.1	0.1	7.1	6.3	5.7
00/02-11-087-09W5/2	GRANITE WASH	4.56	PDP	0.0	7.4	7.4	0.0	0.0	0.0	0.0	0.0	0.0	0.0	7.4	7.4	482.4	425.9	383.8
00/03-11-087-09W5/0	GRANITE WASH	2.55	PDP	0.0	0.8	0.8	0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.8	0.8	57.2	51.6	47.2
00/04-11-087-09W5/0	GRANITE WASH	2.50	PDP	0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.7	0.7	0.7
00/07-11-087-09W5/0	GRANITE WASH	3.52	PDP	0.0	5.2	5.2	0.0	0.0	0.0	0.0	0.0	0.0	0.0	5.2	5.2	320.8	272.1	238.4
00/08-11-087-09W5/0	GRANITE WASH	3.15	PDP	0.0	3.5	3.5	0.0	0.0	0.0	0.0	0.0	0.0	0.0	3.5	3.5	220.1	187.3	164.3
00/09-11-087-09W5/0	GRANITE WASH	2.51	PDP	0.0	1.4	1.4	0.0	0.0	0.0	0.0	0.0	0.0	0.0	1.4	1.4	85.5	71.9	62.2

Red Earth				0.0	18.4	18.4	0.0	0.0	0.0	0.0	0.0	0.0	0.0	18.4	18.4	1,173.9	1,015.9	902.2

Swan Hills
00/16-36-064-10W5/2	BEAVERHILL LAKE	100.00	PDP	71.1	0.0	64.9	0.0	0.0	0.0	0.0	0.0	0.0	71.1	0.0	64.9	2,266.0	1,592.2	1,224.0

Report Time: Thu, 05 Jan 2012 16:27 Working Data Economic Case: Avg of 1st day prices Constant Prices + Costs - Dec 31 2010 Hierarchy: Reserves DB: ISEC_DEC_2010_2010_9 : mosaic11 Version: 2010.9.4590

Table 3-A

International Sovereign Energy Corp.

DETAILED RESERVES AND PRESENT VALUE

Avg of 1st day prices Constant Prices + Costs—Dec 31 2010

Canada

Effective January 01, 2011							Proved Developed
		Avg Int %	Category	Oil			Sales Gas			NGL			BOE			Present Value
Location	Formation			WI Mstb	RI Mstb	Net Mstb	WI MMcf	RI MMcf	Net MMcf	WI Mstb	RI Mstb	Net Mstb	WI Mstb	RI Mstb	Net Mstb	5% M$	10% M$	15% M$
Swan Hills				71.1	0.0	64.9	0.0	0.0	0.0	0.0	0.0	0.0	71.1	0.0	64.9	2,266.0	1,592.2	1,224.0

Wildmere
00/02-16-047-04W4/0	LLOYDMINSTER SS	5.42	PDP	0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0
00/07-16-047-04W4/0	LLOYDMINSTER SS	5.42	PDP	0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0
C0/05-18-047-04W4/0	LLOYDMINSTER SS	5.42	PDP	0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0
00/13-12-047-05W4/0	LLOYDMINSTER SS		PDP	0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0
00/01-14-047-05W4/0	LLOYDMINSTER SS		PDP	0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0
00/02-14-047-05W4/0	LLOYDMINSTER SS		PDP	0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0
00/03-14-047-05W4/0	LLOYDMINSTER SS		PDP	0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0
00/06-14-047-05W4/0	LLOYDMINSTER SS		PDP	0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0
00/07-14-047-05W4/0	LLOYDMINSTER SS		PDP	0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0
00/10-14-047-05W4/0	LLOYDMINSTER SS		PDP	0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0
00/10-14-047-05W4/3	COLONY	0.27	PDP	0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0
00/13-14-047-05W4/0	SPARKY		PDP	0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0
00/14-14-047-05W4/0	LLOYDMINSTER SS		PDP	0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0
00/15-14-047-05W4/0	LLOYDMINSTER SS		PDP	0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0
00/16-14-047-05W4/2			PDP	0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0
Lloydminster A Pool Unit #1	LLOYDMINSTER	2.79	PDP	122.6	0.0	116.3	23.4	0.0	21.9	0.0	0.0	0.0	126.5	0.0	120.0	2,753.4	2,219.4	1,854.6

Wildmere				122.6	0.0	116.3	23.4	0.0	21.9	0.0	0.0	0.0	126.5	0.0	120.0	2,753.4	2,219.4	1,854.6

Alberta				193.7	18.4	199.7	1,178.9	0.0	1,054.7	8.8	0.0	6.3	399.0	18.4	381.8	7,491.7	6,045.6	5,130.6

British Columbia
Boundary Lake
00/16-05-084-14W6/0	BOUNDARY LAKE	10.87	PDP	3.4	0.0	3.2	1.1	0.0	1.0	0.1	0.0	0.1	3.7	0.0	3.4	153.4	123.4	102.9
00/08-08-084-14W6/0	BOUNDARY LAKE	6.64	PDP	3.9	0.0	3.7	0.8	0.0	0.7	0.1	0.0	0.1	4.1	0.0	3.9	149.6	120.1	100.3
00/06-09-084-14W6/0	BOUNDARY LAKE	8.01	PDP	1.0	0.0	0.9	0.3	0.0	0.2	0.0	0.0	0.0	1.0	0.0	1.0	38.9	34.3	30.6

Boundary Lake				8.2	0.0	7.8	2.2	0.0	1.9	0.2	0.0	0.2	8.8	0.0	8.3	342.0	277.8	233.9

Clarke Lake
00/C-052-F/094-J-10/0	SLAVE POINT	25.00	PDP	0.0	0.0	0.0	224.4	0.0	162.4	0.0	0.0	0.0	37.4	0.0	27.1	195.1	179.4	166.1
00/C-054-F/094-J-10/0	SLAVE POINT	18.75	PDP	0.0	0.0	0.0	57.7	0.0	41.8	0.0	0.0	0.0	9.6	0.0	7.0	19.2	18.7	18.3
00/D-054-G/094-J-10/2	SLAVE POINT	0.00	PDP	0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0
00/D-066-G/094-J-10/0	SLAVE POINT	9.38	PDP	0.0	0.0	0.0	160.7	0.0	116.3	0.0	0.0	0.0	26.8	0.0	19.4	157.0	139.7	125.9

Clarke Lake				0.0	0.0	0.0	442.9	0.0	320.6	0.0	0.0	0.0	73.8	0.0	53.4	371.3	337.8	310.3

Fort St John
00/14-05-083-18W6/0	BELLOY	7.50	PDP	0.0	0.0	0.0	75.7	0.0	52.1	0.3	0.0	0.2	12.9	0.0	8.9	93.4	81.5	72.4
00/16-08-083-18W6/2	BALDONNEL	7.50	PDP	0.0	0.0	0.0	0.0	5.3	5.3	0.0	0.0	0.0	0.0	0.9	0.9	17.6	16.7	15.9

Fort St John				0.0	0.0	0.0	75.7	5.3	57.4	0.3	0.0	0.2	12.9	0.9	9.8	110.9	98.2	88.3
Inga
00/16-19-085-23W6/0	INGA SAND	90.30	PDP	29.8	0.1	28.9	0.0	0.0	0.0	0.0	0.0	0.0	29.8	0.1	28.9	1,001.8	804.6	666.4

Inga				29.8	0.1	28.9	0.0	0.0	0.0	0.0	0.0	0.0	29.8	0.1	28.9	1,001.8	804.6	666.4

Umbach
00/D-079-F/094-H-03/0	BLUESKY	1.75	PDP	0.0	0.0	0.0	2.7	0.0	2.2	0.0	0.0	0.0	0.4	0.0	0.4	2.2	2.0	1.9

Umbach				0.0	0.0	0.0	2.7	0.0	2.2	0.0	0.0	0.0	0.4	0.0	0.4	2.2	2.0	1.9

British Columbia				38.0	0.1	36.7	523.4	5.3	382.1	0.5	0.0	0.4	125.8	1.0	100.8	1,828.2	1,520.5	1,300.9

Canada				231.7	18.5	236.4	1,702.3	5.3	1,436.8	9.3	0.0	6.8	524.8	19.4	482.6	9,319.9	7,566.0	6,431.5

Report Time: Thu, 05 Jan 2012 16:27 Working Data Economic Case: Avg of 1st day prices Constant Prices + Costs - Dec 31 2010 Hierarchy: Reserves DB: ISEC_DEC_2010_2010_9 : mosaic11 Version: 2010.9.4590

Table 3-B

International Sovereign Energy Corp.

CASH FLOW TAX POOL

Avg of 1st day prices Constant Prices + Costs—Dec 31 2010

Selection : Canada

Effective January 01, 2011                                                                          Total Proved Developed Reserves

OIL, GAS & SULPHUR SUMMARY

			COMPANY OIL							COMPANY SALES GAS					SULPHUR		TOTAL
	Wells	Pool Rates bbl/d	Pool Volumes Mbbl	WI Volume Mbbl	RI Volume Mbbl	Price $/bbl	Revenue M$	Wells	Pool Rates Mcf/d	Pool Volumes MMcf	WI Volume MMcf	RI Volume MMcf	Price $/Mcf	Revenue M$	Co. Share Volume It	Price $/lt	WI Rates boe/d	Co. Share Rates boe/d
2011	91.0	1,391	507.7	19.6	4.4	70.92	1,704	22.0	4,745	1,731.8	493.7	2.4	3.55	1,763	0.0	0.00	286	300
2012	90.0	1,267	463.8	18.3	3.3	70.74	1,525	21.0	3,474	1,271.4	320.1	2.1	3.49	1,126	0.0	0.00	201	211
2013	90.0	1,158	422.8	17.0	2.4	70.58	1,368	17.0	2,616	954.8	225.1	0.8	3.44	777	0.0	0.00	153	160
2014	90.0	1,062	387.5	15.8	1.8	70.46	1,240	14.0	2,203	804.0	187.8	0.0	3.44	646	0.0	0.00	132	137
2015	90.0	976	356.1	14.8	1.3	70.37	1,132	12.0	1,704	621.8	145.3	0.0	3.47	504	0.0	0.00	109	112
2016	90.0	898	328.7	13.8	1.0	70.31	1,043	10.0	1,422	520.3	120.5	0.0	3.46	417	0.0	0.00	94	97
2017	89.0	827	302.0	12.9	0.8	70.27	960	9.0	1,182	431.4	86.5	0.0	3.43	297	0.0	0.00	76	78
2018	89.0	765	279.2	12.1	0.6	70.27	893	7.0	845	308.4	53.8	0.0	3.57	192	0.0	0.00	58	60
2019	88.0	706	257.8	11.3	0.5	70.26	832	5.0	623	227.5	17.7	0.0	3.27	58	0.0	0.00	39	41
2020	88.0	654	239.4	10.6	0.4	70.25	775	4.0	541	198.1	15.4	0.0	3.28	50	0.0	0.00	36	37

Sub			3,545.0	146.2	16.5	70.50	11,473			7,069.5	1,665.9	5.3	3.49	5,830	0.0	0.00
Rem			1,564.7	85.5	2.0	71.63	6,267			587.9	36.5	0.0	3.50	128	0.0	0.00
Total			5,109.6	231.7	18.5	70.89	17,740			7,657.4	1,702.3	5.3	3.49	5,958	0.0	0.00

NGL SUMMARY

		CONDENSATE				ETHANE				PROPANE				BUTANE			TOTAL NGL
	WI Volume bbl	RI Volume bbl	Price $/bbl	Co. Share Revenue M$	WI Volume bbl	RI Volume bbl	Price $/ bbl	Co. Share Revenue M$	WI Volume bbl	RI Volume bbl	Price $/bbl	Co. Share Revenue M$	WI Volume bbl	RI Volume bbl	Price $/bbl	Co. Share Revenue M$	WI Volume bbl	RI Volumes bbl	CS Net Volumes bbl
2011	827.1	9.7	78.75	65.9	0.0	0.0	0.00	0.0	1,021.7	0.0	34.95	35.7	781.1	0.0	32.11	25.1	2,629.9	9.7	1,939.1
2012	638.1	8.4	78.56	50.8	0.0	0.0	0.00	0.0	748.1	0.0	34.85	26.1	578.1	0.0	31.90	18.4	1,964.3	8.4	1,441.3
2013	470.8	3.1	78.27	37.1	0.0	0.0	0.00	0.0	498.7	0.0	34.59	17.3	391.2	0.0	31.45	12.3	1,360.8	3.1	983.5
2014	399.6	0.0	78.20	31.3	0.0	0.0	0.00	0.0	414.6	0.0	34.64	14.4	327.2	0.0	31.45	10.3	1,141.4	0.0	821.9
2015	275.0	0.0	77.92	21.4	0.0	0.0	0.00	0.0	259.3	0.0	35.11	9.1	213.4	0.0	31.52	6.7	747.8	0.0	539.4
2016	200.5	0.0	77.49	15.5	0.0	0.0	0.00	0.0	191.2	0.0	34.92	6.7	155.3	0.0	31.04	4.8	547.0	0.0	388.5
2017	175.2	0.0	77.48	13.6	0.0	0.0	0.00	0.0	167.3	0.0	34.93	5.8	135.7	0.0	31.05	4.2	478.2	0.0	339.4
2018	122.5	0.0	79.40	9.7	0.0	0.0	0.00	0.0	108.5	0.0	35.92	3.9	74.7	0.0	33.04	2.5	305.7	0.0	203.8
2019	17.4	0.0	75.85	1.3	0.0	0.0	0.00	0.0	5.1	0.0	31.35	0.2	4.1	0.0	19.80	0.1	26.5	0.0	20.2
2020	14.8	0.0	76.42	1.1	0.0	0.0	0.00	0.0	4.0	0.0	31.35	0.1	3.2	0.0	19.80	0.1	22.0	0.0	16.7

Sub	3,141.1	21.3	78.35	247.8	0.0	0.0	0.00	0.0	3,418.5	0.0	34.87	119.2	2,663.9	0.0	31.71	84.5	9,223.4	21.3	6,693.8
Rem	39.7	0.0	69.63	2.8	0.0	0.0	0.00	0.0	22.4	0.0	31.35	0.7	17.9	0.0	19.80	0.4	80.0	0.0	61.5
Total	3,180.7	21.3	78.24	250.5	0.0	0.0	0.00	0.0	3,440.8	0.0	34.85	119.9	2,681.8	0.0	31.63	84.8	9,303.4	21.3	6,755.3

CASH FLOW BTAX

	Company Revenue M$	Crown Royalty M$	Freehold Royalty M$	ORR Royalty M$	Mineral Tax M$	Total Royalty Burden %	Net Rev After Royalties M$	Other Income M$	Sask Corp Cap Tax M$	Fixed Oper Expense M$	Variable Operating Expense M$	Other Expenses M$	Total Operating Costs M$	Abandon Cost & Salvage M$	Net Operating Income M$	Total Investment M$	NET Cash Flow M$	CUM Cash Flow M$	Disc Cash Flow (10%) M$
2011	3,594	341.2	43.8	46.4	5.0	12	3,158	0.0	0.0	683.8	433.0	0.5	1,117.3	4.1	2,036	90.0	1,946	1,946	1,865
2012	2,747	225.6	30.0	36.0	3.0	11	2,452	0.0	0.0	615.4	292.2	0.4	908.1	58.6	1,485	0.0	1,485	3,431	1,291
2013	2,212	181.6	15.6	30.1	1.5	10	1,983	0.0	0.0	521.8	209.2	0.2	731.2	28.2	1,223	0.0	1,223	4,655	965
2014	1,942	151.0	12.8	27.3	1.2	10	1,749	0.0	0.0	518.6	180.1	0.0	698.7	12.3	1,038	0.0	1,038	5,693	744
2015	1,673	116.3	9.3	24.2	0.9	9	1,523	0.0	0.0	487.7	150.2	0.0	637.9	15.7	869	0.0	869	6,562	566
2016	1,488	96.6	6.1	21.9	0.6	8	1,362	0.0	0.0	481.8	127.7	0.0	609.5	29.7	723	0.0	723	7,285	428
2017	1,280	77.6	5.3	19.6	0.5	8	1,178	0.0	0.0	435.6	91.9	0.0	527.5	26.8	623	0.0	623	7,909	335
2018	1,102	54.0	0.0	17.5	0.0	6	1,030	0.0	0.0	390.6	70.2	0.0	460.9	37.4	532	0.0	532	8,441	260
2019	891	35.6	0.0	12.6	0.0	5	843	0.0	0.0	290.8	45.8	0.0	336.6	0.7	506	0.0	506	8,946	225
2020	826	28.3	0.0	11.9	0.0	5	786	0.0	0.0	288.8	42.0	0.0	330.8	5.4	450	0.0	450	9,396	182

Sub	17,754	1,307.8	122.9	247.4	12.6	10	16,064	0.0	0.0	4,715.1	1,642.3	1.1	6,358.5	218.9	9,486	90.0	9,396	9,396	6,862
Rem	6,399	72.5	0.0	151.8	0.0	4	6,174	0.0	0.0	2,794.2	249.6	0.0	3,043.8	165.7	2,965	0.0	2,965	12,361	704
Total	24,153	1,380.3	122.9	399.2	12.6	8	22,238	0.0	0.0	7,509.3	1,891.9	1.1	9,402.2	384.7	12,451	90.0	12,361	12,361	7,566

CO. SHARE RESERVES LIFE (years)

Reserves Half Life	3.5
RLI (Principal Product)	5.0
Reserves Life	32.0
RLI (BOE)	5.0

TOTAL RESERVES—SALES

	GROSS	WI	CO SH	NET
Oil (Mbbl)	5,110	232	250	236
Gas (MMcf)	7,657	1,702	1,708	1,437
Gas (Mboe)	1,276	284	285	239
*NGL (bbl)	15,686	6,123	6,123	4,557
Cond (bbl)	10,701	3,181	3,202	2,199

Total (boe)	6,412,268	524,760	544,173	482,605

*	This NGL Value includes only Ethane, Propane and Butane. Condensate and Field Condensate are included in the Condensate line.

NET PRESENT VALUES BEFORE TAX

Discount Rate %	Op Income M$	Investment M$	Cash Flow M$	NPV/BOE $/BOE
0	12,451	90.0	12,361	22.72
5	9,406	85.9	9,320	17.13
8	8,253	83.6	8,169	15.01
10	7,648	82.2	7,566	13.90
15	6,510	78.7	6,431	11.82
20	5,713	75.6	5,637	10.36

CAPITAL (undisc)

		Unrisked	Risked
Cost Of Prod.	$/BOEPD	300.60	300.60
Cost Of Reserves	$/BOE	0.17	0.17
Prob Of Success	%	100.00	100.00
Chance Of	%	100.00	100.00

ECONOMIC INDICATORS

		BTAX				ATAX
		Unrisked		Risked		Unrisked		Risked
Discount Rate	(%)		10.0		10.0		10.0		10.0
Payout	(Yrs)		0.0		0.0		0.0		0.0
Discounted Payout	(Yrs)		0.0		0.0		0.0		0.0
DCF Rate of Return	(%)	>	200.0	>	200.0	>	200.0	>	200.0
NPV/Undisc Invest			84.1		84.1		84.1		62.8
NPV/Disc Invest			92.1		92.1		92.1		68.7
NPV/DIS Cap Exposure			92.1		92.1		92.1		68.7
NPV/BOEPD	(M$/boepd)		25.3		25.3		25.3		18.9

FIRST 12 MONTHS AVG. PERFORMANCE (undisc)

		WI		Co. Share
		Unrisked	Risked	Unrisked	Risked
Production	(BOEPD)	286	286	299	299
Price	($/BOE)	31.07	31.07	32.86	32.86
Royalties	($/BOE)	4.18	4.18	3.99	3.99
Operating Costs	($/BOE)	10.69	10.69	10.22	10.22
NetBack	($/BOE)	19.52	19.52	18.66	18.66
Recycle Ratio	(ratio)	113.80	113.80	112.81	112.81

Report Time: Thu, 05 Jan 2012 16:31 Working Data

Economic Case: Avg of 1st day prices Constant Prices + Costs - Dec 31 2010 - uses Forecast (Price Deck:

Dec 31, 2010 Constant Dollar Prices (SEC))

Hierarchy: Reserves

Table 3-B

International Sovereign Energy Corp.

CASH FLOW TAX POOL

Avg of 1st day prices Constant Prices + Costs—Dec 31 2010

Selection : Canada

Effective January 01, 2011                                                                                   Total Proved Developed Reserves

CASH FLOW ATAX

	Income Before Tax Loss M$	Tax Loss Generated M$	Tax Loss Claim M$	Federal Taxable Income M$	Basic Federal Tax M$	Federal M&P Tax Credit M$	Federal Surtax M$	Invest Tax Credit M$	Federal Income Tax M$	Attributed Royalty Income M$	Provincial Taxable Income M$	Basic Provincial Tax M$	Provincial M&P Tax Credit M$	Provincial Income Tax M$	Total Income Tax M$	BTAX Cash Flow M$	ATAX Cash Flow M$	CUM Cash Flow M$	Disc Cash Flow (10%) M$
2011	175.6	0.0	175.6	0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0	1,946	1,946	1,946	1,865
2012	100.7	0.0	100.7	0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0	1,485	1,485	3,431	1,291
2013	194.5	0.0	194.5	0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0	1,223	1,223	4,655	965
2014	268.2	0.0	268.2	0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0	1,038	1,038	5,693	744
2015	287.8	0.0	287.8	0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0	869	869	6,562	566
2016	280.7	0.0	280.7	0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0	723	723	7,285	428
2017	282.8	0.0	282.8	0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0	623	623	7,909	335
2018	267.3	0.0	267.3	0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0	532	532	8,441	260
2019	297.4	0.0	297.4	0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0	506	506	8,946	225
2020	284.5	0.0	284.5	0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0	450	450	9,396	182

Sub	2,439.7	0.0	2,439.7	0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0	9,396	9,396	9,396	6,862
Rem	2,057.3	69.4	2,126.7	0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0	2,965	2,965	12,361	704
Total	4,497.0	69.4	4,566.4	0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0	12,361	12,361	12,361	7,566

TAXABLE INCOME

	Resource Revenue M$	Resource Royalty M$	Plus Non- Deduct Royalty M$	Resource Allowance M$	Resource Operating Cost M$	Resource CCA M$	Resource Overhead M$	Net Production Royalty M$	Net Resource Royalty Income M$	Net Other Resource Income M$	COGPE M$	CDE M$	CEE M$	Depletion Allowance M$	Resource Taxable Income M$
2011	3,248	346.2	0.0	0.0	1,121.0	651.4	0.0	0.0	255.7	0.0	192.4	1,016.7	0.0	0.0	175.6
2012	2,489	228.6	0.0	0.0	966.2	499.8	0.0	0.0	191.1	0.0	173.1	711.7	0.0	0.0	100.7
2013	2,026	183.2	0.0	0.0	759.2	374.8	0.0	0.0	139.9	0.0	155.8	498.2	0 .0	0.0	194.5
2014	1,807	152.1	0.0	0.0	711.0	281.1	0.0	0.0	94.6	0.0	140.2	348.7	0.0	0.0	268.2
2015	1,574	117.2	0.0	0.0	653.6	210.8	0.0	0.0	66.2	0.0	126.2	244.1	0.0	0.0	287.8
2016	1,412	97.2	0.0	0.0	639.2	158.1	0.0	0.0	48.1	0.0	113.6	170.9	0.0	0.0	280.7
2017	1,222	78.0	0.0	0.0	554.3	118.6	0.0	0.0	33.3	0.0	102.2	119.6	0.0	0.0	282.8
2018	1,053	54.0	0.0	0.0	498.2	89.0	0.0	0.0	31.3	0.0	92.0	83.7	0.0	0.0	267.3
2019	851	35.6	0.0	0.0	337.4	66.7	0.0	0.0	27.3	0.0	82.8	58.6	0.0	0.0	297.4
2020	792	28.3	0.0	0.0	336.2	50.0	0.0	0.0	22.4	0.0	74.5	41.0	0.0	0.0	284.5

Sub	16,473	1,320.4	0.0	0.0	6,576.3	2,500.4	0.0	0.0	909.8	0.0	1,252.9	3,293.4	0.0	0.0	2,439.7
Rem	6,245	72.5	0.0	0.0	3,209.5	150.1	0.0	0.0	1.9	0.0	661.8	95.7	0.0	0.0	2,057.3
Total	22,718	1,392.9	0.0	0.0	9,785.8	2,650.5	0.0	0.0	911.7	0.0	1,914.6	3,389.1	0.0	0.0	4,497.0

TAX LOSS POOL

	Net Processing Income M$	Class 41 CCA M$	Processing Overhead M$	M&P Taxable Income M$	Other Business Income M$	Class 1 CCA M$	Class 2 CCA M$	Non Resource Overhead M$	Other Taxable Income M$	Overhead to CEE M$	Overhead to CDE M$	COGPE Pool M$	CDE Pool M$	CEE Pool M$	Depletion Pool M$	Acri Pool M$	Tax Loss Pool M$
2011	0.0	11.2	0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0	1,731.2	2,372.4	5,850.4	0.0	0.0	5,499.4
2012	0.0	19.7	0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0	1,558.1	1,660.7	5,850.4	0.0	0.0	5,398.7
2013	0.0	14.8	0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0	1,402.3	1,162.5	5,850.4	0.0	0.0	5,204.2
2014	0.0	11.1	0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0	1,262.1	813.7	5,850.4	0.0	0.0	4,935.9
2015	0.0	8.3	0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0	1,135.8	569.6	5,850.4	0.0	0.0	4,648.1
2016	0.0	6.2	0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0	1,022.3	398.7	5,850.4	0.0	0.0	4,367.4
2017	0.0	4.7	0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0	920.0	279.1	5,850.4	0.0	0.0	4,084.6
2018	0.0	3.5	0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0	828.0	195.4	5,850.4	0.0	0.0	3,817.3
2019	0.0	2.6	0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0	745.2	136.8	5,850.4	0.0	0.0	3,519.9
2020	0.0	2.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0	670.7	95.7	5,850.4	0.0	0.0	3,235.3

Sub	0.0	84.1	0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0	670.7	95.7	5,850.4	0.0	0.0	3,235.3
Rem	0.0	5.9	0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0	8.9	0.0	5,850.4	0.0	0.0	1,178.0
Total	0.0	90.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0	8.9	0.0	5,850.4	0.0	0.0	1,178.0

NET PRESENT VALUES AFTER TAX

Discount Rate %	Op Income M$	Investment M$	Cash Flow M$	NPV/BOE $/BOE
0	12,451	90.0	12,361	22.72
5	9,406	85.9	9,320	17.13
8	8,253	83.6	8,169	15.01
10	7,648	82.2	7,566	13.90
15	6,510	78.7	6,431	11.82
20	5,713	75.6	5,637	10.36

CORPORATE OPENING TAX POOLS (M$)

Class 1 Pool	0.00
Class 2 Pool	0.00
Class 6 Pool	0.00
Class 8 Pool	0.00
Class 10 Pool	0.00
Class 12 Pool	0.00
Class 41 Pool	2,560.53
Class 43 Pool	0.00
Declining Balance Pool	0.00
Declining Balance Rate	0.00
Straight Line Decline Pool	0.00
Straight Line Decline	0.00%
COGPE Pool	1,923.57
CDE Pool	3,389.13
CEE Pool	5,850.36
Depletion Pool	0.00
ACRI Pool	0.00
Tax Loss Pool	5,675.00

Report Time: Thu, 05 Jan 2012 16:27 Working Data

Economic Case: Avg of 1st day prices Constant Prices + Costs - Dec 31 2010 - uses Forecast (Price Deck:

Dec 31, 2010 Constant Dollar Prices (SEC))

Hierarchy: Reserves

Table 4-A

International Sovereign Energy Corp.

DETAILED RESERVES AND PRESENT VALUE

Avg of 1st day prices Constant Prices + Costs — Dec 31 2010

Canada

Effective January 01, 2011				Proved
				Oil			Sales Gas			NGL			BOE			Present Value
		Avg Int		WI	RI	Net	WI	RI	Net	WI	RI	Net	WI	RI	Net	5%	10%	15%
Location	Formation	%	Category	Mstb	Mstb	Mstb	MMcf	MMcf	MMcf	Mstb	Mstb	Mstb	Mstb	Mstb	Mstb	M$	M$	M$
Canada
Alberta
Berwyn
00/02-11-082-24W5/3	NOTIKEWIN	100.00	PDP	0.0	0.0	0.0	275.2	0.0	255.6	0.0	0.0	0.0	45.9	0.0	42.6	350.9	331.2	313.8
00/02-11-082-24W5/4	MIDDLE FALHER	100.00	PU	0.0	0.0	0.0	271.1	0.0	251.8	0.0	0.0	0.0	45.2	0.0	42.0	236.2	164.6	116.8
00/07-11-082-24W5/2	FALHER	100.00	PDP	0.0	0.0	0.0	87.1	0.0	80.5	0.0	0.0	0.0	14.5	0.0	13.4	93.2	92.5	91.8

Berwyn				0.0	0.0	0.0	633.4	0.0	587.9	0.0	0.0	0.0	105.6	0.0	98.0	680.3	588.3	522.3
Boundary Lake
00/02-14-083-13W6/0	BLUESKY	40.00	PDP	0.0	0.0	0.0	86.4	0.0	66.7	0.0	0.0	0.0	14.4	0.0	11.1	143.6	142.1	140.7

Boundary Lake				0.0	0.0	0.0	86.4	0.0	66.7	0.0	0.0	0.0	14.4	0.0	11.1	143.6	142.1	140.7
Heathdale
00/03-26-027-08W4/2	VIKING		PDP	0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0

Heathdale				0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0
Leaman
00/01-06-057-10W5/0	OSTRACOD	15.00	PDP	0.0	0.0	0.0	13.0	0.0	12.3	1.1	0.0	0.7	3.3	0.0	2.8	25.0	24.1	23.2

Leaman				0.0	0.0	0.0	13.0	0.0	12.3	1.1	0.0	0.7	3.3	0.0	2.8	25.0	24.1	23.2
Liege
00/05-17-089-21W4/0	GROSMONT	10.00	PDP	0.0	0.0	0.0	36.6	0.0	34.5	0.0	0.0	0.0	6.1	0.0	5.7	34.8	31.3	28.4
00/10-11-089-22W4/0	NISKU	10.00	PDP	0.0	0.0	0.0	0.1	0.0	0.1	0.0	0.0	0.0	0.0	0.0	0.0	-2.1	-2.0	-2.0
00/06-13-089-22W4/0	GROSMONT	10.00	PDP	0.0	0.0	0.0	0.4	0.0	0.4	0.0	0.0	0.0	0.1	0.0	0.1	-2.0	-2.0	-2.0
02/10-23-089-22W4/0	NISKU	10.00	PDP	0.0	0.0	0.0	10.3	0.0	9.8	0.0	0.0	0.0	1.7	0.0	1.6	3.7	3.7	3.7
00/03-24-089-22W4/0	GROSMONT	10.00	PDP	0.0	0.0	0.0	62.4	0.0	59.0	0.0	0.0	0.0	10.4	0.0	9.8	54.6	45.5	38.9

Liege				0.0	0.0	0.0	109.9	0.0	103.7	0.0	0.0	0.0	18.3	0.0	17.3	89.0	76.4	66.9
Little Bow
00/15-25-014-21W4/0	BOW ISLAND	33.33	PDNP	0.0	0.0	0.0	17.8	0.0	14.6	0.0	0.0	0.0	3.0	0.0	2.4	1.5	1.7	2.0
00/07-36-014-21W4/2	BOW ISLAND	33.33	PDNP	0.0	0.0	0.0	8.7	0.0	7.1	0.0	0.0	0.0	1.5	0.0	1.2	-1.4	-1.3	-1.1

Little Bow				0.0	0.0	0.0	26.5	0.0	21.8	0.0	0.0	0.0	4.4	0.0	3.6	0.0	0.5	0.9
Medicine River
02/05-30-038-02W5/0	HORSESHOE CANYON	91.50	PDP	0.0	0.0	0.0	366.3	0.0	329.8	0.5	0.0	0.3	61.6	0.0	55.3	372.3	338.6	310.5
00/16-30-038-02W5/0	ELLERSLIE	63.27	PDP	0.0	0.0	0.0	57.9	0.0	54.7	3.1	0.0	2.1	12.7	0.0	11.2	87.1	80.8	75.1
00/02-25-038-03W5/2	OSTRACOD	46.50	PDP	0.0	0.0	0.0	16.5	0.0	12.7	1.4	0.0	1.1	4.2	0.0	3.2	46.6	44.0	41.7
02/02-25-038-03W5/2	MANNVILLE	72.83	PDP	0.0	0.0	0.0	22.5	0.0	17.4	1.2	0.0	0.9	4.9	0.0	3.8	25.1	25.6	26.1
02/06-21-039-01W5/2	COLONY	75.00	PDP	0.0	0.0	0.0	94.2	0.0	77.6	1.5	0.0	1.2	17.2	0.0	14.1	65.7	62.3	59.2

Medicine River				0.0	0.0	0.0	557.4	0.0	492.2	7.7	0.0	5.6	100.6	0.0	87.6	596.7	551.3	512.6
Red Earth
00/14-02-087-09W5/2	SLAVE POINT	2.50	PDP	0.0	0.1	0.1	0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.1	0.1	7.1	6.3	5.7
00/02-11-087-09W5/2	GRANITE WASH	4.56	PDP	0.0	7.4	7.4	0.0	0.0	0.0	0.0	0.0	0.0	0.0	7.4	7.4	482.4	425.9	383.8
00/03-11-087-09W5/0	GRANITE WASH	2.55	PDP	0.0	0.8	0.8	0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.8	0.8	57.2	51.6	47.2
00/04-11-087-09W5/0	GRANITE WASH	2.50	PDP	0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.7	0.7	0.7
00/07-11-087-09W5/0	GRANITE WASH	3.52	PDP	0.0	5.2	5.2	0.0	0.0	0.0	0.0	0.0	0.0	0.0	5.2	5.2	320.8	272.1	238.4
00/08-11-087-09W5/0	GRANITE WASH	3.15	PDP	0.0	3.5	3.5	0.0	0.0	0.0	0.0	0.0	0.0	0.0	3.5	3.5	220.1	187.3	164.3
00/09-11-087-09W5/0	GRANITE WASH	2.51	PDP	0.0	1.4	1.4	0.0	0.0	0.0	0.0	0.0	0.0	0.0	1.4	1.4	85.5	71.9	62.2

Red Earth				0.0	18.4	18.4	0.0	0.0	0.0	0.0	0.0	0.0	0.0	18.4	18.4	1,173.9	1,015.9	902.2
Swan Hills

Report Time: Thu, 05 Jan 2012 16:27 Working Data Economic Case: Avg of 1st day prices Constant Prices + Costs - Dec 31 2010 Hierarchy: Reserves DB: ISEC_DEC_2010_2010_9: mosaic11 Version: 2010.9.4590

Table 4-A

International Sovereign Energy Corp.

DETAILED RESERVES AND PRESENT VALUE

Avg of 1st day prices Constant Prices + Costs — Dec 31 2010

Canada

Effective January 01, 2011			Proved
		Avg		Oil			Sales Gas			NGL			BOE			Present Value
		Int		WI	RI	Net	WI	RI	Net	WI	RI	Net	WI	RI	Net	5%	10%	15%
Location	Formation	%	Category	Mstb	Mstb	Mstb	MMcf	MMcf	MMcf	Mstb	Mstb	Mstb	Mstb	Mstb	Mstb	M$	M$	M$
00/16-36-064-10W5/2	BEAVERHILL LAKE	100.00	PDP	71.1	0.0	64.9	0.0	0.0	0.0	0.0	0.0	0.0	71.1	0.0	64.9	2,266.0	1,592.2	1,224.0

Swan Hills				71.1	0.0	64.9	0.0	0.0	0.0	0.0	0.0	0.0	71.1	0.0	64.9	2,266.0	1,592.2	1,224.0
Wildmere
00/02-16-047-04W4/0	LLOYDMINSTER SS	5.42	PDP	0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0
00/07-16-047-04W4/0	LLOYDMINSTER SS	5.42	PDP	0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0
C0/05-18-047-04W4/0	LLOYDMINSTER SS	5.42	PDP	0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0
00/13-12-047-05W4/0	LLOYDMINSTER SS		PDP	0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0
00/01-14-047-05W4/0	LLOYDMINSTER SS		PDP	0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0
00/02-14-047-05W4/0	LLOYDMINSTER SS		PDP	0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0
00/03-14-047-05W4/0	LLOYDMINSTER SS		PDP	0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0
00/06-14-047-05W4/0	LLOYDMINSTER SS		PDP	0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0
00/07-14-047-05W4/0	LLOYDMINSTER SS		PDP	0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0
00/10-14-047-05W4/0	LLOYDMINSTER SS		PDP	0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0
00/10-14-047-05W4/3	COLONY	0.27	PDP	0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0
00/13-14-047-05W4/0	SPARKY		PDP	0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0
00/14-14-047-05W4/0	LLOYDMINSTER SS		PDP	0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0
00/15-14-047-05W4/0	LLOYDMINSTER SS		PDP	0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0
00/16-14-047-05W4/2			PDP	0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0
Lloydminster A Pool Unit #1	LLOYDMINSTER	2.79	PDP	122.6	0.0	116.3	23.4	0.0	21.9	0.0	0.0	0.0	126.5	0.0	120.0	2,753.4	2,219.4	1,854.6

Wildmere				122.6	0.0	116.3	23.4	0.0	21.9	0.0	0.0	0.0	126.5	0.0	120.0	2,753.4	2,219.4	1,854.6

Alberta				193.7	18.4	199.7	1,450.0	0.0	1,306.5	8.8	0.0	6.3	444.2	18.4	423.8	7,727.8	6,210.1	5,247.4
British Columbia
Boundary Lake
00/16-05-084-14W6/0	BOUNDARY LAKE	10.87	PDP	3.4	0.0	3.2	1.1	0.0	1.0	0.1	0.0	0.1	3.7	0.0	3.4	153.4	123.4	102.9
00/08-08-084-14W6/0	BOUNDARY LAKE	6.64	PDP	3.9	0.0	3.7	0.8	0.0	0.7	0.1	0.0	0.1	4.1	0.0	3.9	149.6	120.1	100.3
00/06-09-084-14W6/0	BOUNDARY LAKE	8.01	PDP	1.0	0.0	0.9	0.3	0.0	0.2	0.0	0.0	0.0	1.0	0.0	1.0	38.9	34.3	30.6

Boundary Lake				8.2	0.0	7.8	2.2	0.0	1.9	0.2	0.0	0.2	8.8	0.0	8.3	342.0	277.8	233.9
Clarke Lake
00/C-052-F/094-J-10/0	SLAVE POINT	25.00	PDP	0.0	0.0	0.0	224.4	0.0	162.4	0.0	0.0	0.0	37.4	0.0	27.1	195.1	179.4	166.1
00/C-054-F/094-J-10/0	SLAVE POINT	18.75	PDP	0.0	0.0	0.0	57.7	0.0	41.8	0.0	0.0	0.0	9.6	0.0	7.0	19.2	18.7	18.3
00/D-054-G/094-J-10/2	SLAVE POINT	0.00	PDP	0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0
00/D-066-G/094-J-10/0	SLAVE POINT	9.38	PDP	0.0	0.0	0.0	160.7	0.0	116.3	0.0	0.0	0.0	26.8	0.0	19.4	157.0	139.7	125.9

Clarke Lake				0.0	0.0	0.0	442.9	0.0	320.6	0.0	0.0	0.0	73.8	0.0	53.4	371.3	337.8	310.3
Fort St John
00/14-05-083-18W6/0	BELLOY	7.50	PDP	0.0	0.0	0.0	75.7	0.0	52.1	0.3	0.0	0.2	12.9	0.0	8.9	93.4	81.5	72.4
00/16-08-083-18W6/2	BALDONNEL	7.50	PDP	0.0	0.0	0.0	0.0	5.3	5.3	0.0	0.0	0.0	0.0	0.9	0.9	17.6	16.7	15.9

Fort St John				0.0	0.0	0.0	75.7	5.3	57.4	0.3	0.0	0.2	12.9	0.9	9.8	110.9	98.2	88.3
Inga
00/16-19-085-23W6/0	INGA SAND	90.30	PDP	29.8	0.1	28.9	0.0	0.0	0.0	0.0	0.0	0.0	29.8	0.1	28.9	1,001.8	804.6	666.4

Inga				29.8	0.1	28.9	0.0	0.0	0.0	0.0	0.0	0.0	29.8	0.1	28.9	1,001.8	804.6	666.4
Umbach
00/D-079-F/094-H-03/0	BLUESKY	1.75	PDP	0.0	0.0	0.0	2.7	0.0	2.2	0.0	0.0	0.0	0.4	0.0	0.4	2.2	2.0	1.9

Umbach				0.0	0.0	0.0	2.7	0.0	2.2	0.0	0.0	0.0	0.4	0.0	0.4	2.2	2.0	1.9

British Columbia				38.0	0.1	36.7	523.4	5.3	382.1	0.5	0.0	0.4	125.8	1.0	100.8	1,828.2	1,520.5	1,300.9

Report Time: Thu, 05 Jan 2012 16:27 Working Data Economic Case: Avg of 1st day prices Constant Prices + Costs - Dec 31 2010 Hierarchy: Reserves DB: ISEC_DEC_2010_2010_9: mosaic11 Version: 2010.9.4590

Table 4-A

International Sovereign Energy Corp.

DETAILED RESERVES AND PRESENT VALUE

Avg of 1st day prices Constant Prices + Costs - Dec 31 2010

Canada

Effective January 01, 2011				Proved
		Avg		Oil			Sales Gas			NGL			BOE			Present Value
		Int		WI	RI	Net	WI	RI	Net	WI	RI	Net	WI	RI	Net	5%	10%	15%
Location	Formation	%	Category	Mstb	Mstb	Mstb	MMcf	MMcf	MMcf	Mstb	Mstb	Mstb	Mstb	Mstb	Mstb	M$	M$	M$
Canada				231.7	18.5	236.4	1,973.4	5.3	1688.6	9.3	0.0	6.8	569.9	19.4	524.6	9,556.0	7,730.6	6,548.3

Total				231.7	18.5	236.4	1,973.4	5.3	1688.6	9.3	0.0	6.8	569.9	19.4	524.6	9,556.0	7,730.6	6,548.3

Report Time: Thu, 05 Jan 2012 16:27 Working Data Economic Case: Avg of 1st day prices Constant Prices + Costs - Dec 31 2010 Hierarchy: Reserves DB: ISEC_DEC_2010_2010_9 : mosaic11 Version: 2010.9.4590

Table 4-B

International Sovereign Energy Corp.

CASH FLOW TAX POOL

Avg of 1st day prices Constant Prices + Costs—Dec 31 2010

Selection : Canada
Effective January 01, 2011	Total Proved Reserves

OIL, GAS & SULPHUR SUMMARY

	COMPANY OIL								COMPANY SALES GAS						SULPHUR		TOTAL
	Wells	Pool Rates bbl/d	Pool Volumes Mbbl	WI Volume Mbbl	RI Volume Mbbl	Price $/bbl	Revenue M$	Wells	Pool Rates Mcf/d	Pool Volumes MMcf	WI Volume MMcf	RI Volume MMcf	Price $/Mcf	Revenue M$	Co. Share Volume It	Price $/lt	WI Rates boe/d	Co. Share Rates boe/d
2011	91.0	1,391	507.7	19.6	4.4	70.92	1,704	22.0	4,745	1,731.8	493.7	2.4	3.55	1,763	0.0	0.00	286	300
2012	90.0	1,267	463.8	18.3	3.3	70.74	1,525	21.0	3,474	1,271.4	320.1	2.1	3.49	1,126	0.0	0.00	201	211
2013	90.0	1,158	422.8	17.0	2.4	70.58	1,368	17.0	2,616	954.8	225.1	0.8	3.44	777	0.0	0.00	153	160
2014	90.0	1,062	387.5	15.8	1.8	70.46	1,240	14.0	2,203	804.0	187.8	0.0	3.44	646	0.0	0.00	132	137
2015	90.0	976	356.1	14.8	1.3	70.37	1,132	12.0	1,704	621.8	145.3	0.0	3.47	504	0.0	0.00	109	112
2016	90.0	898	328.7	13.8	1.0	70.31	1,043	10.0	1,422	520.3	120.5	0.0	3.46	417	0.0	0.00	94	97
2017	89.0	827	302.0	12.9	0.8	70.27	960	10.0	1,377	502.5	157.6	0.0	3.55	560	0.0	0.00	109	111
2018	89.0	765	279.2	12.1	0.6	70.27	893	8.0	1,024	373.7	119.1	0.0	3.65	435	0.0	0.00	88	90
2019	88.0	706	257.8	11.3	0.5	70.26	832	6.0	758	276.6	66.8	0.0	3.59	240	0.0	0.00	62	63
2020	88.0	654	239.4	10.6	0.4	70.25	775	5.0	642	235.1	52.4	0.0	3.58	188	0.0	0.00	53	54

Sub			3,545.0	146.2	16.5	70.50	11,473			7,292.0	1,888.4	5.3	3.51	6,656	0.0	0.00
Rem			1,564.7	85.5	2.0	71.63	6,267			636.5	85.0	0.0	3.62	308	0.0	0.00
Total			5,109.6	231.7	18.5	70.89	17,740			7,928.5	1,973.4	5.3	3.52	6,964	0.0	0.00

NGL SUMMARY

		CONDENSATE				ETHANE				PROPANE				BUTANE			TOTAL NGL
	WI Volume bbl	RI Volume bbl	Price $/bbl	Co. Share Revenue M$	WI Volume bbl	RI Volume bbl	Price $/bbl	Co. Share Revenue M$	WI Volume bbl	RI Volume bbl	Price $/bbl	Co. Share Revenue M$	WI Volume bbl	RI Volume bbl	Price $/bbl	Co. Share Revenue M$	WI Volume bbl	RI Volumes bbl	CS Net Volumes bbl
2011	827.1	9.7	78.75	65.9	0.0	0.0	0.00	0.0	1,021.7	0.0	34.95	35.7	781.1	0.0	32.11	25.1	2,629.9	9.7	1,939.1
2012	638.1	8.4	78.56	50.8	0.0	0.0	0.00	0.0	748.1	0.0	34.85	26.1	578.1	0.0	31.90	18.4	1,964.3	8.4	1,441.3
2013	470.8	3.1	78.27	37.1	0.0	0.0	0.00	0.0	498.7	0.0	34.59	17.3	391.2	0.0	31.45	12.3	1,360.8	3.1	983.5
2014	399.6	0.0	78.20	31.3	0.0	0.0	0.00	0.0	414.6	0.0	34.64	14.4	327.2	0.0	31.45	10.3	1,141.4	0.0	821.9
2015	275.0	0.0	77.92	21.4	0.0	0.0	0.00	0.0	259.3	0.0	35.11	9.1	213.4	0.0	31.52	6.7	747.8	0.0	539.4
2016	200.5	0.0	77.49	15.5	0.0	0.0	0.00	0.0	191.2	0.0	34.92	6.7	155.3	0.0	31.04	4.8	547.0	0.0	388.5
2017	175.2	0.0	77.48	13.6	0.0	0.0	0.00	0.0	167.3	0.0	34.93	5.8	135.7	0.0	31.05	4.2	478.2	0.0	339.4
2018	122.5	0.0	79.40	9.7	0.0	0.0	0.00	0.0	108.5	0.0	35.92	3.9	74.7	0.0	33.04	2.5	305.7	0.0	203.8
2019	17.4	0.0	75.85	1.3	0.0	0.0	0.00	0.0	5.1	0.0	31.35	0.2	4.1	0.0	19.80	0.1	26.5	0.0	20.2
2020	14.8	0.0	76.42	1.1	0.0	0.0	0.00	0.0	4.0	0.0	31.35	0.1	3.2	0.0	19.80	0.1	22.0	0.0	16.7

Sub	3,141.1	21.3	78.35	247.8	0.0	0.0	0.00	0.0	3,418.5	0.0	34.87	119.2	2,663.9	0.0	31.71	84.5	9,223.4	21.3	6,693.8
Rem	39.7	0.0	69.63	2.8	0.0	0.0	0.00	0.0	22.4	0.0	31.35	0.7	17.9	0.0	19.80	0.4	80.0	0.0	61.5
Total	3,180.7	21.3	78.24	250.5	0.0	0.0	0.00	0.0	3,440.8	0.0	34.85	119.9	2,681.8	0.0	31.63	84.8	9,303.4	21.3	6,755.3

CASH FLOW BTAX

	Company Revenue M$	Crown Royalty M$	Freehold Royalty M$	ORR Royalty M$	Mineral Tax M$	Total Royalty Burden %	Net Rev After Royalties M$	Other Income M$	Sask Corp Cap Tax M$	Fixed Oper Expense M$	Variable Operating Expense M$	Other Expenses M$	Total Operating Costs M$	Abandon Cost & Salvage M$	Net Operating Income M$	Total Investment M$	NET Cash Flow M$	CUM Cash Flow M$	Disc Cash Flow (10%) M$
2011	3,594	341.2	43.8	46.4	5.0	12	3,158	0.0	0.0	683.8	433.0	0.5	1,117.3	4.1	2,036	90.0	1,946	1,946	1,865
2012	2,747	225.6	30.0	36.0	3.0	11	2,452	0.0	0.0	615.4	292.2	0.4	908.1	58.6	1,485	0.0	1,485	3,431	1,291
2013	2,212	181.6	15.6	30.1	1.5	10	1,983	0.0	0.0	521.8	209.2	0.2	731.2	28.2	1,223	0.0	1,223	4,655	965
2014	1,942	151.0	12.8	27.3	1.2	10	1,749	0.0	0.0	518.6	180.1	0.0	698.7	12.3	1,038	0.0	1,038	5,693	744
2015	1,673	116.3	9.3	24.2	0.9	9	1,523	0.0	0.0	487.7	150.2	0.0	637.9	15.7	869	0.0	869	6,562	566
2016	1,488	96.6	6.1	21.9	0.6	8	1,362	0.0	0.0	481.8	127.7	0.0	609.5	29.7	723	0.0	723	7,285	428
2017	1,544	94.1	5.3	22.1	0.5	8	1,422	0.0	0.0	474.1	159.3	0.0	633.4	26.8	762	50.0	712	7,997	383
2018	1,344	63.2	0.0	19.8	0.0	6	1,261	0.0	0.0	436.8	134.6	0.0	571.4	37.4	652	0.0	652	8,650	319
2019	1,073	42.5	0.0	14.3	0.0	5	1,016	0.0	0.0	337.0	96.8	0.0	433.8	0.7	582	0.0	582	9,232	259
2020	964	33.5	0.0	13.2	0.0	5	917	0.0	0.0	335.0	82.7	0.0	417.6	5.4	494	0.0	494	9,726	200

Sub	18,580	1,345.6	122.9	255.2	12.6	9	16,844	0.0	0.0	4,892.2	1,865.7	1.1	6,758.9	218.9	9,866	140.0	9,726	9,726	7,021
Rem	6,579	79.4	0.0	153.6	0.0	4	6,346	0.0	0.0	2,886.6	307.2	0.0	3,193.8	170.7	2,981	0.0	2,981	12,707	710
Total	25,159	1,425.0	122.9	408.7	12.6	8	23,190	0.0	0.0	7,778.8	2,172.9	1.1	9,952.8	389.7	12,847	140.0	12,707	12,707	7,731

CO. SHARE RESERVES LIFE (years)

Reserves Half Life	4.0
RLI (Principal Product)	5.4
Reserves Life	32.0
RLI (BOE)	5.4

TOTAL RESERVES—SALES

	GROSS	WI	CO SH	NET
Oil (Mbbl)	5,110	232	250	236
Gas (MMcf)	7,928	1,973	1,979	1,689
Gas (Mboe)	1,321	329	330	281
*NGL (bbl)	15,686	6,123	6,123	4,557
Cond (bbl)	10,701	3,181	3,202	2,199

Total (boe)	6,457,445	569,938	589,351	524,572

*	This NGL Value includes only Ethane, Propane and Butane. Condensate and Field Condensate are included in the Condensate line.

NET PRESENT VALUES BEFORE TAX

Discount Rate %	Op Income M$	Investment M$	Cash Flow M$	NPV/BOE $/BOE
0	12,847	140.0	12,707	21.56
5	9,678	122.3	9,556	16.21
8	8,473	113.9	8,359	14.18
10	7,840	109.1	7,731	13.12
15	6,647	98.9	6,548	11.11
20	5,812	90.9	5,721	9.71

CAPITAL (undisc)

		Unrisked	Risked
Cost Of Prod.	$/BOEPD	467.60	467.60
Cost Of Reserves	$/BOE	0.24	0.24
Prob Of Success	%	100.00	100.00
Chance Of	%	100.00	100.00

ECONOMIC INDICATORS

		BTAX				ATAX
		Unrisked		Risked		Unrisked		Risked
Discount Rate	(%)		10.0		10.0		10.0		10.0
Payout	(Yrs)		0.0		0.0		0.0		0.0
Discounted Payout	(Yrs)		0.0		0.0		0.0		0.0
DCF Rate of Return	(%)	>	200.0	>	200.0	>	200.0	>	200.0
NPV/Undisc Invest			55.2		55.2		55.2		41.2
NPV/Disc Invest			70.9		70.9		70.9		52.9
NPV/DIS Cap Exposure			93.8		93.8		93.8		70.0
NPV/BOEPD	(M$/boepd)		25.8		25.8		25.8		19.3

FIRST 12 MONTHS AVG. PERFORMANCE (undisc)

		WI		Co. Share
		Unrisked	Risked	Unrisked	Risked
Production	(BOEPD)	286	286	299	299
Price	($/BOE)	31.07	31.07	32.86	32.86
Royalties	($/BOE)	4.18	4.18	3.99	3.99
Operating Costs	($/BOE)	10.69	10.69	10.22	10.22
NetBack	($/BOE)	19.52	19.52	18.66	18.66
Recycle Ratio	(ratio)	79.46	79.46	78.54	78.54

Report Time: Thu, 05 Jan 2012 16:31 Working Data

Economic Case: Avg of 1st day prices Constant Prices + Costs - Dec 31 2010 - uses Forecast (Price Deck:

Dec 31, 2010 Constant Dollar Prices (SEC))

Hierarchy: Reserves

Table 4-B

International Sovereign Energy Corp.

CASH FLOW TAX POOL

Avg of 1st day prices Constant Prices + Costs—Dec 31 2010

Selection : Canada
Effective January 01, 2011	Total Proved Reserves

CASH FLOW ATAX

	Income Before Tax Loss M$	Tax Loss Generated M$	Tax Loss Claim M$	Federal Taxable Income M$	Basic Federal Tax M$	Federal M&P Tax Credit M$	Federal Surtax M$	Invest Tax Credit M$	Federal Income Tax M$	Attributed Royalty Income M$	Provincial Taxable Income M$	Basic Provincial Tax M$	Provincial M&P Tax Credit M$	Provincial Income Tax M$	Total Income Tax M$	BTAX Cash Flow M$	ATAX Cash Flow M$	CUM Cash Flow M$	Disc Cash Flow (10%) M$
2011	175.6	0.0	175.6	0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0	1,946	1,946	1,946	1,865
2012	100.7	0.0	100.7	0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0	1,485	1,485	3,431	1,291
2013	194.5	0.0	194.5	0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0	1,223	1,223	4,655	965
2014	268.2	0.0	268.2	0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0	1,038	1,038	5,693	744
2015	287.8	0.0	287.8	0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0	869	869	6,562	566
2016	280.7	0.0	280.7	0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0	723	723	7,285	428
2017	406.6	0.0	406.6	0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0	712	712	7,997	383
2018	377.1	0.0	377.1	0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0	652	652	8,650	319
2019	366.4	0.0	366.4	0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0	582	582	9,232	259
2020	323.3	0.0	323.3	0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0	494	494	9,726	200

Sub	2,781.0	0.0	2,781.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0	9,726	9,726	9,726	7,021
Rem	2,061.9	69.4	2,131.3	0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0	2,981	2,981	12,707	710
Total	4,842.9	69.4	4,912.3	0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0	12,707	12,707	12,707	7,731

TAXABLE INCOME

	Resource Revenue M$	Resource Royalty M$	Plus Non- Deduct Royalty M$	Resource Allowance M$	Resource Operating Cost M$	Resource CCA M$	Resource Overhead M$	Net Production Royalty M$	Net Resource Royalty Income M$	Net Other Resource Income M$	COGPE M$	CDE M$	CEE M$		Depletion Allowance M$	Resource Taxable Income M$
2011	3,248	346.2	0.0	0.0	1,121.0	651.4	0.0	0.0	255.7	0.0	192.4	1,016.7		0.0	0.0	175.6
2012	2,489	228.6	0.0	0.0	966.2	499.8	0.0	0.0	191.1	0.0	173.1	711.7		0.0	0.0	100.7
2013	2,026	183.2	0.0	0.0	759.2	374.8	0.0	0.0	139.9	0.0	155.8	498.2		0.0	0.0	194.5
2014	1,807	152.1	0.0	0.0	711.0	281.1	0.0	0.0	94.6	0.0	140.2	348.7		0.0	0.0	268.2
2015	1,574	117.2	0.0	0.0	653.6	210.8	0.0	0.0	66.2	0.0	126.2	244.1		0.0	0.0	287.8
2016	1,412	97.2	0.0	0.0	639.2	158.1	0.0	0.0	48.1	0.0	113.6	170.9		0.0	0.0	280.7
2017	1,486	94.6	0.0	0.0	660.2	118.6	0.0	0.0	30.8	0.0	102.2	134.6		0.0	0.0	406.6
2018	1,295	63.2	0.0	0.0	608.8	89.0	0.0	0.0	29.0	0.0	92.0	94.2		0.0	0.0	377.1
2019	1,033	42.5	0.0	0.0	434.5	66.7	0.0	0.0	25.6	0.0	82.8	66.0		0.0	0.0	366.4
2020	929	33.5	0.0	0.0	423.0	50.0	0.0	0.0	21.1	0.0	74.5	46.2		0.0	0.0	323.3

Sub	17,299	1,358.3	0.0	0.0	6,976.8	2,500.4	0.0	0.0	902.0	0.0	1,252.9	3,331.4		0.0	0.0	2,781.0
Rem	6,425	79.4	0.0	0.0	3,364.6	150.1	0.0	0.0	0.2	0.0	661.8	107.7		0.0	0.0	2,061.9
Total	23,724	1,437.6	0.0	0.0	10,341.4	2,650.5	0.0	0.0	902.2	0.0	1,914.6	3,439.1		0.0	0.0	4,842.9

TAX LOSS POOL

	Net Processing Income M$	Class 41 CCA M$	Processing Overhead M$	M&P Taxable Income M$	Other Business Income M$	Class 1 CCA M$	Class 2 CCA M$	Non Resource Overhead M$	Other Taxable Income M$	Overhead to CEE M$	Overhead to CDE M$	COGPE Pool M$	CDE Pool M$	CEE Pool M$	Depletion Pool M$	Acri Pool M$	Tax Loss Pool M$
2011	0.0	11.2	0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0	1,731.2	2,372.4	5,850.4	0.0	0.0	5,499.4
2012	0.0	19.7	0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0	1,558.1	1,660.7	5,850.4	0.0	0.0	5,398.7
2013	0.0	14.8	0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0	1,402.3	1,162.5	5,850.4	0.0	0.0	5,204.2
2014	0.0	11.1	0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0	1,262.1	813.7	5,850.4	0.0	0.0	4,935.9
2015	0.0	8.3	0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0	1,135.8	569.6	5,850.4	0.0	0.0	4,648.1
2016	0.0	6.2	0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0	1,022.3	398.7	5,850.4	0.0	0.0	4,367.4
2017	0.0	4.7	0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0	920.0	314.1	5,850.4	0.0	0.0	3,960.8
2018	0.0	3.5	0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0	828.0	219.9	5,850.4	0.0	0.0	3,583.7
2019	0.0	2.6	0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0	745.2	153.9	5,850.4	0.0	0.0	3,217.3
2020	0.0	2.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0	670.7	107.7	5,850.4	0.0	0.0	2,894.0

Sub	0.0	84.1	0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0	670.7	107.7	5,850.4	0.0	0.0	2,894.0
Rem	0.0	5.9	0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0	8.9	0.0	5,850.4	0.0	0.0	832.1
Total	0.0	90.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0	8.9	0.0	5,850.4	0.0	0.0	832.1

NET PRESENT VALUES AFTER TAX

Discount Rate %	Op Income M$	Investment M$	Cash Flow M$	NPV/BOE $/BOE
0	12,847	140.0	12,707	21.56
5	9,678	122.3	9,556	16.21
8	8,473	113.9	8,359	14.18
10	7,840	109.1	7,731	13.12
15	6,647	98.9	6,548	11.11
20	5,812	90.9	5,721	9.71

CORPORATE OPENING TAX POOLS (M$)

Class 1 Pool	0.00
Class 2 Pool	0.00
Class 6 Pool	0.00
Class 8 Pool	0.00
Class 10 Pool	0.00
Class 12 Pool	0.00
Class 41 Pool	2,560.53
Class 43 Pool	0.00
Declining Balance Pool	0.00
Declining Balance Rate	0.00
Straight Line Decline Pool	0.00
Straight Line Decline	0.00%
COGPE Pool	1,923.57
CDE Pool	3,389.13
CEE Pool	5,850.36
Depletion Pool	0.00
ACRI Pool	0.00
Tax Loss Pool	5,675.00

Report Time: Thu, 05 Jan 2012 16:31 Working Data

Economic Case: Avg of 1st day prices Constant Prices + Costs - Dec 31 2010 - uses Forecast (Price Deck:

Dec 31, 2010 Constant Dollar Prices (SEC))

Hierarchy: Reserves

Table 5-A

International Sovereign Energy Corp.

DETAILED RESERVES AND PRESENT VALUE

Avg of 1st day prices Constant Prices + Costs—Dec 31 2010

Canada

Effective January 01, 2011	Proved Plus Probable Additional

				Oil			Sales Gas			NGL			BOE			Present Value
Location	Formation	Avg Int %	Category	WI Mstb	RI Mstb	Net Mstb	WI MMcf	RI MMcf	Net MMcf	WI Mstb	RI Mstb	Net Mstb	WI Mstb	RI Mstb	Net Mstb	5% M$	10% M$	15% M$
Canada
Alberta
Berwyn
00/02-11-082-24W5/3	NOTIKEWIN	100.00	P+PA	0.0	0.0	0.0	432.1	0.0	401.1	0.0	0.0	0.0	72.0	0.0	66.9	559.7	507.1	463.7
00/02-11-082-24W5/4	MIDDLE FALHER	100.00	P+PA	0.0	0.0	0.0	395.4	0.0	367.2	0.0	0.0	0.0	65.9	0.0	61.2	300.0	170.0	99.3
00/02-11-082-24W5/5	PADDY	100.00	PA	0.0	0.0	0.0	415.6	0.0	358.3	0.0	0.0	0.0	69.3	0.0	59.7	373.2	218.3	131.1
00/07-11-082-24W5/2	FALHER	100.00	P+PA	0.0	0.0	0.0	121.7	0.0	112.5	0.0	0.0	0.0	20.3	0.0	18.7	140.6	137.9	135.3
00/08-13-082-24W5/0	GETHING	100.00	PA	0.0	0.0	0.0	576.7	0.0	489.5	0.0	0.0	0.0	96.1	0.0	81.6	160.5	96.8	47.1

Berwyn				0.0	0.0	0.0	1,941.4	0.0	1,728.6	0.0	0.0	0.0	323.6	0.0	288.1	1,534.0	1,130.2	876.4
Boundary Lake
00/02-14-083-13W6/0	BLUESKY	40.00	P+PA	0.0	0.0	0.0	139.0	0.0	107.1	0.0	0.0	0.0	23.2	0.0	17.9	242.0	236.8	232.0

Boundary Lake				0.0	0.0	0.0	139.0	0.0	107.1	0.0	0.0	0.0	23.2	0.0	17.9	242.0	236.8	232.0
Heathdale
00/03-26-027-08W4/2	VIKING		PDP	0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0

Heathdale				0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0
Joarcam
00/13-10-047-20W4/0		40.00	PA	14.4	0.0	11.9	0.0	0.0	0.0	0.0	0.0	0.0	14.4	0.0	11.9	386.6	338.3	298.8

Joarcam				14.4	0.0	11.9	0.0	0.0	0.0	0.0	0.0	0.0	14.4	0.0	11.9	386.6	338.3	298.8
Leaman
00/01-06-057-10W5/0	OSTRACOD	15.00	P+PA	0.0	0.0	0.0	22.8	0.0	21.6	1.9	0.0	1.3	5.7	0.0	4.9	45.3	42.0	39.1

Leaman				0.0	0.0	0.0	22.8	0.0	21.6	1.9	0.0	1.3	5.7	0.0	4.9	45.3	42.0	39.1
Liege
00/05-17-089-21W4/0	GROSMONT	10.00	P+PA	0.0	0.0	0.0	44.7	0.0	42.1	0.0	0.0	0.0	7.4	0.0	7.0	42.1	36.9	32.8
00/10-11-089-22W4/0	NISKU	10.00	P+PA	0.0	0.0	0.0	0.3	0.0	0.3	0.0	0.0	0.0	0.1	0.0	0.1	-2.1	-2.0	-2.0
00/06-13-089-22W4/0	GROSMONT	10.00	P+PA	0.0	0.0	0.0	0.7	0.0	0.6	0.0	0.0	0.0	0.1	0.0	0.1	-2.0	-2.0	-2.0
02/10-23-089-22W4/0	NISKU	10.00	P+PA	0.0	0.0	0.0	23.2	0.0	22.0	0.0	0.0	0.0	3.9	0.0	3.7	10.4	9.4	8.5
00/03-24-089-22W4/0	GROSMONT	10.00	P+PA	0.0	0.0	0.0	77.3	0.0	73.0	0.0	0.0	0.0	12.9	0.0	12.2	65.0	52.2	43.5

Liege				0.0	0.0	0.0	146.1	0.0	138.0	0.0	0.0	0.0	24.4	0.0	23.0	113.4	94.4	80.8
Little Bow
00/15-25-014-21W4/0	BOW ISLAND	33.33	P+PA	0.0	0.0	0.0	25.1	0.0	20.7	0.0	0.0	0.0	4.2	0.0	3.4	4.9	5.1	5.3
00/07-36-014-21W4/2	BOW ISLAND	33.33	P+PA	0.0	0.0	0.0	11.9	0.0	9.8	0.0	0.0	0.0	2.0	0.0	1.6	-0.1	0.2	0.3

Little Bow				0.0	0.0	0.0	37.0	0.0	30.4	0.0	0.0	0.0	6.2	0.0	5.1	4.9	5.3	5.6
Medicine River
02/05-30-038-02W5/0	HORSESHOE CANYON	91.50	P+PA	0.0	0.0	0.0	490.1	0.0	441.5	0.7	0.0	0.4	82.4	0.0	74.0	465.9	411.6	368.4
00/16-30-038-02W5/0	ELLERSLIE	63.27	P+PA	0.0	0.0	0.0	83.3	0.0	78.6	4.4	0.0	3.0	18.3	0.0	16.1	151.1	136.3	123.9
XX/06-31-038-02W5/0	Edmonton	75.00	PA	0.0	0.0	0.0	155.7	0.0	127.6	3.1	0.0	2.5	29.0	0.0	23.8	-248.3	-255.9	-261.2
00/02-25-038-03W5/2	OSTRACOD	46.50	P+PA	0.0	0.0	0.0	23.4	0.0	18.1	2.1	0.0	1.6	6.0	0.0	4.6	69.0	62.9	57.8
02/02-25-038-03W5/2	MANNVILLE	72.83	P+PA	0.0	0.0	0.0	31.1	0.0	24.0	1.6	0.0	1.2	6.8	0.0	5.2	40.1	40.2	40.2
XX/02-25-038-03W5/0	Belly River	62.00	PA	0.0	0.0	0.0	240.6	0.0	186.0	6.3	0.0	4.9	46.4	0.0	35.9	-28.5	-87.1	-129.1
XX/02-25-038-03W5/2	Edmonton	62.00	PA	0.0	0.0	0.0	33.3	0.0	25.8	0.0	0.0	0.0	5.6	0.0	4.3	-66.5	-64.8	-63.3
02/06-21-039-01W5/2	COLONY	75.00	P+PA	0.0	0.0	0.0	125.9	0.0	103.7	2.0	0.0	1.6	23.0	0.0	18.9	94.9	86.6	79.5

Medicine River				0.0	0.0	0.0	1,183.3	0.0	1,005.3	20.1	0.0	15.2	217.4	0.0	182.8	477.7	329.8	216.3
Rainbow
00/15-28-108-09W6/2	Slave Point	3.75	PA	0.0	0.0	0.0	19.9	0.0	16.4	2.3	0.0	1.7	5.6	0.0	4.5	49.2	39.3	31.7

Report Time: Thu, 05 Jan 2012 16:28 Working Data Economic Case: Avg of 1st day prices Constant Prices + Costs - Dec 31 2010 Hierarchy: Reserves DB: ISEC_DEC_2010_2010_9 : mosaic11 version: 2010.9.4590

Table 5-A

International Sovereign Energy Corp.

DETAILED RESERVES AND PRESENT VALUE

Avg of 1st day prices Constant Prices + Costs—Dec 31 2010

Canada

Effective January 01, 2011				Proved Plus Probable Additional
		Avg		Oil			Sales Gas			NGL			BOE			Present Value
Location	Formation	Int %	Category	WI Mstb	RI Mstb	Net Mstb	WI MMcf	RI MMcf	Net MMcf	WI Mstb	RI Mstb	Net Mstb	WI Mstb	RI Mstb	Net Mstb	5% M$	10% M$	15% M$
Rainbow				0.0	0.0	0.0	19.9	0.0	16.4	2.3	0.0	1.7	5.6	0.0	4.5	49.2	39.3	31.7
Red Earth
00/14-02-087-09W5/2	SLAVE POINT	2.50	P+PA	0.0	0.1	0.1	0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.1	0.1	9.2	7.9	6.9
00/02-11-087-09W5/2	GRANITE WASH	4.56	P+PA	0.0	8.5	8.5	0.0	0.0	0.0	0.0	0.0	0.0	0.0	8.5	8.5	545.4	474.6	423.2
00/03-11-087-09W5/0	GRANITE WASH	2.55	P+PA	0.0	1.2	1.2	0.0	0.0	0.0	0.0	0.0	0.0	0.0	1.2	1.2	79.3	68.8	60.9
00/04-11-087-09W5/0	GRANITE WASH	2.50	P+PA	0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0	2.2	2.1	2.1
00/07-11-087-09W5/0	GRANITE WASH	3.52	P+PA	0.0	6.6	6.6	0.0	0.0	0.0	0.0	0.0	0.0	0.0	6.6	6.6	388.0	319.6	274.8
00/08-11-087-09W5/0	GRANITE WASH	3.15	P+PA	0.0	5.8	5.8	0.0	0.0	0.0	0.0	0.0	0.0	0.0	5.8	5.8	322.2	257.4	217.1
00/09-11-087-09W5/0	GRANITE WASH	2.51	P+PA	0.0	1.6	1.6	0.0	0.0	0.0	0.0	0.0	0.0	0.0	1.6	1.6	98.4	80.6	68.4

Red Earth				0.0	23.9	23.9	0.0	0.0	0.0	0.0	0.0	0.0	0.0	23.9	23.9	1,444.7	1,211.1	1,053.4

Swan Hills
00/16-36-064-10W5/2	BEAVERHILL LAKE	100.00	P+PA	101.1	0.0	92.3	0.0	0.0	0.0	0.0	0.0	0.0	101.1	0.0	92.3	2,726.0	1,781.0	1,324.4

Swan Hills				101.1	0.0	92.3	0.0	0.0	0.0	0.0	0.0	0.0	101.1	0.0	92.3	2,726.0	1,781.0	1,324.4

Wildmere
00/02-16-047-04W4/0	LLOYDMINSTER SS	5.42	PDP	0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0
00/07-16-047-04W4/0	LLOYDMINSTER SS	5.42	PDP	0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0
C0/05-18-047-04W4/0	LLOYDMINSTER SS	5.42	PDP	0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0
00/13-12-047-05W4/0	LLOYDMINSTER SS		PDP	0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0
00/01-14-047-05W4/0	LLOYDMINSTER SS		PDP	0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0
00/02-14-047-05W4/0	LLOYDMINSTER SS		PDP	0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0
00/03-14-047-05W4/0	LLOYDMINSTER SS		PDP	0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0
00/06-14-047-05W4/0	LLOYDMINSTER SS		PDP	0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0
00/07-14-047-05W4/0	LLOYDMINSTER SS		PDP	0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0
00/10-14-047-05W4/0	LLOYDMINSTER SS		PDP	0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0
00/10-14-047-05W4/3	COLONY	0.27	PDP	0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0
00/13-14-047-05W4/0	SPARKY		PDP	0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0
00/14-14-047-05W4/0	LLOYDMINSTER SS		PDP	0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0
00/15-14-047-05W4/0	LLOYDMINSTER SS		PDP	0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0
00/16-14-047-05W4/2			PDP	0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0

Lloydminster A Pool Unit #1	LLOYDMINSTER	2.79	P+PA	210.6	0.0	201.3	40.2	0.0	37.7	0.0	0.0	0.0	217.3	0.0	207.6	3,798.3	2,768.7	2,180.9

Wildmere				210.6	0.0	201.3	40.2	0.0	37.7	0.0	0.0	0.0	217.3	0.0	207.6	3,798.3	2,768.7	2,180.9

Alberta				326.1	23.9	329.5	3,529.7	0.0	3,085.2	24.4	0.0	18.3	938.8	23.9	862.0	10,822.0	7,976.8	6,339.4

British Columbia

Boundary Lake
00/16-05-084-14W6/0	BOUNDARY LAKE	10.87	P+PA	5.0	0.0	4.7	1.7	0.0	1.4	0.2	0.0	0.1	5.4	0.0	5.1	204.1	152.3	121.3
00/08-08-084-14W6/0	BOUNDARY LAKE	6.64	P+PA	6.6	0.0	6.2	1.3	0.0	1.1	0.1	0.0	0.1	7.0	0.0	6.5	214.4	156.7	123.7
00/06-09-084-14W6/0	BOUNDARY LAKE	8.01	P+PA	1.8	0.0	1.7	0.5	0.0	0.4	0.0	0.0	0.0	1.9	0.0	1.8	65.2	52.2	43.3

Boundary Lake				13.3	0.0	12.6	3.5	0.0	3.0	0.4	0.0	0.3	14.3	0.0	13.4	483.7	361.3	288.4

Clarke Lake
00/C-052-F/094-J-10/0	SLAVE POINT	25.00	P+PA	0.0	0.0	0.0	333.3	0.0	241.3	0.0	0.0	0.0	55.5	0.0	40.2	269.8	240.0	216.2
00/C-054-F/094-J-10/0	SLAVE POINT	18.75	P+PA	0.0	0.0	0.0	114.1	0.0	82.6	0.0	0.0	0.0	19.0	0.0	13.8	41.4	38.3	35.6
00/D-054-G/094-J-10/2	SLAVE POINT	0.00	P+PA	0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0
00/D-066-G/094-J-10/0	SLAVE POINT	9.38	P+PA	0.0	0.0	0.0	178.2	0.0	129.0	0.0	0.0	0.0	29.7	0.0	21.5	173.4	152.4	135.9

Clarke Lake				0.0	0.0	0.0	625.6	0.0	452.9	0.0	0.0	0.0	104.3	0.0	75.5	484.6	430.7	387.7

Report Time: Thu, 05 Jan 2012 16:28 Working Data Economic Case: Avg of 1st day prices Constant Prices + Costs - Dec 31 2010 Hierarchy: Reserves DB: ISEC_DEC_2010_2010_9 : mosaic11 Version: 2010.9.4590

Table 5-A

International Sovereign Energy Corp.

DETAILED RESERVES AND PRESENT VALUE

Avg of 1st day prices Constant Prices + Costs—Dec 31 2010

Canada

Effective January 01, 2011                                                      Proved Plus Probable Additional

				Oil			Sales Gas			NGL			BOE			Present Value
Location	Formation	Avg Int %	Category	WI Mstb	RI Mstb	Net Mstb	WI MMcf	RI MMcf	Net MMcf	WI Mstb	RI Mstb	Net Mstb	WI Mstb	RI Mstb	Net Mstb	5% M$	10% M$	15% M$
Fort St John
00/14-05-083-18W6/0	BELLOY	7.50	P+PA	0.0	0.0	0.0	107.6	0.0	74.2	0.4	0.0	0.3	18.4	0.0	12.7	124.3	103.7	88.9
00/16-08-083-18W6/2	BALDONNEL	7.50	P+PA	0.0	0.0	0.0	0.0	6.7	6.7	0.0	0.0	0.0	0.0	1.1	1.1	21.9	20.5	19.4

Fort St John				0.0	0.0	0.0	107.6	6.7	81.0	0.4	0.0	0.3	18.4	1.1	13.8	146.2	124.2	108.3
Inga
00/16-19-085-23W6/0	INGA SAND	90.30	P+PA	38.8	0.1	37.7	0.0	0.0	0.0	0.0	0.0	0.0	38.8	0.1	37.7	1,257.5	963.2	771.8

Inga				38.8	0.1	37.7	0.0	0.0	0.0	0.0	0.0	0.0	38.8	0.1	37.7	1,257.5	963.2	771.8
Umbach
00/D-079-F/094-H-03/0	BLUESKY	1.75	P+PA	0.0	0.0	0.0	3.5	0.0	2.9	0.0	0.0	0.0	0.6	0.0	0.5	2.9	2.6	2.4

Umbach				0.0	0.0	0.0	3.5	0.0	2.9	0.0	0.0	0.0	0.6	0.0	0.5	2.9	2.6	2.4

British Columbia				52.1	0.1	50.3	740.2	6.7	539.8	0.8	0.0	0.6	176.2	1.3	140.8	2,374.9	1,882.0	1,558.5

Canada				378.2	24.0	379.7	4,269.9	6.7	3,624.9	25.2	0.0	18.9	1,115.1	25.2	1,002.8	13,196.9	9,858.8	7,897.9

Total				378.2	24.0	379.7	4,269.9	6.7	3,624.9	25.2	0.0	18.9	1,115.1	25.2	1,002.8	13,196.9	9,858.8	7,897.9

Report Time: Thu, 05 Jan 2012 16:28 Working Data

Economic Case: Avg of 1st day prices Constant Prices + Costs - Dec 31 2010 :

Hierarchy: Reserves

DB: ISEC_DEC_2010_2010_9 : mosaic11 Version: 2010.9.4590

Table 5-B

International Sovereign Energy Corp.

CASH FLOW TAX POOL

Avg of 1st day prices Constant Prices + Costs—Dec 31 2010

Selection : Canada
Effective January 01, 2011	Total Proved Plus Probable Additional Reserves
OIL, GAS & SULPHUR SUMMARY

	COMPANY OIL							COMPANY SALES GAS							SULPHUR		TOTAL
	Wells	Pool Rates bbl/d	Pool Volumes Mbbl	WI Volume Mbbl	RI Volume \Mbbl	Price $/bbl	Revenue M$	Wells	Pool Rates Mcf/d	Pool Volumes MMcf	WI Volume MMcf	RI Volume MMcf	Price $/Mcf	Revenue M$	Co. Share Volume lt	Price $/lt	WI Rates boe/d	Co. Share Rates boe/d
2011	92.0	1,431	522.2	22.9	4.6	71.82	1,971	25.0	5,244	1,913.9	595.0	2.5	3.58	2,142	0.0	0.00	344	357
2012	92.0	1,331	487.0	21.6	3.6	71.67	1,804	26.0	5,149	1,884.4	649.3	2.2	3.63	2,364	0.5	65.00	368	379
2013	91.0	1,242	453.2	20.1	2.8	71.46	1,634	25.0	4,133	1,508.7	496.6	2.0	3.61	1,799	0.4	65.00	293	301
2014	91.0	1,162	424.3	18.8	2.2	71.26	1,495	18.0	3,240	1,182.8	376.7	0.0	3.58	1,350	0.3	65.00	232	238
2015	91.0	1,091	398.3	17.6	1.7	71.09	1,376	18.0	2,809	1,025.4	317.4	0.0	3.58	1,135	0.3	65.00	200	205
2016	91.0	1,027	375.8	16.6	1.4	70.94	1,278	18.0	2,446	895.1	269.6	0.0	3.57	962	0.2	65.00	174	178
2017	91.0	969	353.6	15.6	1.1	70.80	1,186	17.0	2,096	765.2	218.5	0.0	3.55	776	0.2	65.00	147	150
2018	91.0	916	334.4	14.8	0.9	70.68	1,108	15.0	1,791	653.8	179.0	0.0	3.53	632	0.1	65.00	125	128
2019	90.0	862	314.7	13.4	0.7	70.21	992	13.0	1,380	503.8	124.4	0.0	3.54	440	0.1	65.00	96	98
2020	89.0	819	299.9	12.8	0.7	70.19	947	13.0	1,265	463.1	127.6	0.0	3.57	456	0.1	65.00	95	97
Sub			3,963.4	174.2	19.7	71.13	13,791			10,796.1	3,354.0	6.7	3.59	12,056	2.2	65.00
Rem			4,600.1	204.0	4.3	70.21	14,629			2,533.3	915.9	0.0	3.68	3,367	0.1	65.00
Total			8,563.5	378.2	24.0	70.66	28,420			13,329.5	4,269.9	6.7	3.61	15,423	2.3	65.00

NGL SUMMARY

	CONDENSATE				ETHANE				PROPANE				BUTANE				TOTAL NGL
	WI	RI		Co. Share	WI	RI		Co. Share	WI	RI		Co. Share	WI	RI		Co. Share	WI	RI	CS Net
	Volume	Volume	Price	Revenue	Volume	Volume	Price	Revenue	Volume	Volume	Price	Revenue	Volume	Volume	Price	Revenue	Volume	Volumes	Volumes
	bbl	bbl	$/bbl	M$	bbl	bbl	$/bbl	M$	bbl	bbl	$/bbl	M$	bbl	bbl	$/bbl	M$	bbl	bbl	bbl
2011	993.6	9.9	78.95	79.2	0.0	0.0	0.00	0.0	1,393.8	0.0	35.24	49.1	1,009.2	0.0	32.46	32.8	3,396.6	9.9	2,526.6
2012	1,357.0	8.9	79.82	109.0	236.9	0.0	15.85	3.8	2,062.1	0.0	35.77	73.8	1,394.2	0.0	33.50	46.7	5,050.2	8.9	3,811.1
2013	1,122.1	8.0	79.71	90.1	183.1	0.0	15.85	2.9	1,641.6	0.0	35.72	58.6	1,117.2	0.0	33.38	37.3	4,064.0	8.0	3,068.3
2014	878.5	0.0	79.53	69.9	141.9	0.0	15.85	2.2	1,230.2	0.0	35.63	43.8	836.5	0.0	33.21	27.8	3,087.1	0.0	2,322.1
2015	750.5	0.0	79.43	59.6	110.0	0.0	15.85	1.7	1,016.3	0.0	35.58	36.2	697.3	0.0	33.10	23.1	2,574.1	0.0	1,936.8
2016	645.2	0.0	79.33	51.2	85.5	0.0	15.85	1.4	847.4	0.0	35.53	30.1	586.6	0.0	32.98	19.3	2,164.6	0.0	1,624.7
2017	496.3	0.0	79.13	39.3	66.1	0.0	15.85	1.0	562.4	0.0	35.30	19.9	397.5	0.0	32.62	13.0	1,522.3	0.0	1,123.8
2018	359.0	0.0	78.99	28.4	51.2	0.0	15.85	0.8	388.0	0.0	35.71	13.9	276.3	0.0	32.81	9.1	1,074.6	0.0	797.8
2019	310.1	0.0	78.85	24.5	39.7	0.0	15.85	0.6	334.1	0.0	35.66	11.9	239.2	0.0	32.66	7.8	923.1	0.0	684.4
2020	234.3	0.0	80.04	18.8	30.9	0.0	15.85	0.5	245.8	0.0	36.21	8.9	158.5	0.0	34.02	5.4	669.5	0.0	485.1
Sub	7,146.6	26.9	79.43	569.8	945.4	0.0	15.85	15.0	9,721.7	0.0	35.60	346.1	6,712.4	0.0	33.10	222.2	24,526.1	26.9	18,380.8
Rem	285.0	0.0	76.40	21.8	43.1	0.0	15.85	0.7	214.8	0.0	34.95	7.5	148.3	0.0	29.76	4.4	691.1	0.0	525.7
Total	7,431.5	26.9	79.32	591.6	988.5	0.0	15.85	15.7	9,936.5	0.0	35.59	353.6	6,860.7	0.0	33.03	226.6	25,217.2	26.9	18,906.4

CASH FLOW BTAX

						Total	Net Rev		Sask	Fixed	Variable		Total	Abandon	Net		Net	CUM	Disc Cash
	Company	Crown	Freehold	ORR	Mineral	Royalty	After	Other	Corp	Oper	Operating	Other	Operating	Cost &	Operating	Total	Cash	Cash	Flow
	Revenue	Royalty	Royalty	Royalty	Tax	Burden	Royalties	Income	Cap Tax	Expense	Expense	Expenses	Costs	Salvage	Income	Investment	Flow	Flow	(10%)
	M$	M$	M$	M$	M$	%	M$	M$	M$	M$	M$	M$	M$	M$	M$	M$	M$	M$	M$
2011	4,274	412.9	64.2	70.8	9.7	13	3,716	0.0	0.0	717.6	562.4	0.5	1,280.5	4.1	2,431	1,911.3	520	520	536
2012	4,401	393.7	112.6	71.2	20.0	14	3,804	0.0	0.0	767.1	690.8	0.4	1,458.4	6.9	2,339	0.0	2,339	2,859	2,032
2013	3,622	294.8	85.6	59.4	13.3	13	3,169	0.0	0.0	728.1	543.9	0.4	1,272.3	79.9	1,817	0.0	1,817	4,676	1,435
2014	2,989	226.2	53.7	49.5	8.0	11	2,651	0.0	0.0	627.5	426.8	0.0	1,054.3	0.0	1,597	0.0	1,597	6,273	1,144
2015	2,632	182.0	43.2	43.7	5.7	10	2,357	0.0	0.0	627.5	367.0	0.0	994.5	0.0	1,363	0.0	1,363	7,635	888
2016	2,342	156.1	35.1	38.9	4.2	10	2,107	0.0	0.0	627.5	319.0	0.0	946.5	15.4	1,145	0.0	1,145	8,781	678
2017	2,035	134.0	20.1	34.4	2.4	9	1,844	0.0	0.0	597.2	269.4	0.0	866.6	18.1	959	0.0	959	9,740	516
2018	1,792	112.7	15.4	30.4	1.8	9	1,632	0.0	0.0	575.4	225.9	0.0	801.2	37.6	793	0.0	793	10,533	388
2019	1,477	87.5	13.1	21.9	1.4	8	1,353	0.0	0.0	508.4	135.6	0.0	644.0	54.5	655	0.0	655	11,188	291
2020	1,436	97.2	6.1	21.4	0.6	9	1,311	0.0	0.0	457.5	130.2	0.0	587.7	18.5	704	100.0	604	11,793	244
Sub	27,000	2,097.1	448.9	441.7	67.1	11	23,945	0.0	0.0	6,233.6	3,671.1	1.3	9,906.1	235.0	13,804	2,011.3	11,793	11,793	8,153
Rem	18,030	462.6	6.2	302.3	0.6	4	17,258	0.0	0.0	7,401.4	1,398.4	0.0	8,799.9	238.8	8,220	0.0	8,220	20,012	1,705
Total	45,030	2,559.7	455.0	744.0	67.7	8	41,203	0.0	0.0	13,635.1	5,069.5	1.3	18,705.9	473.8	22,024	2,011.3	20,012	20,012	9,859

CO. SHARE RESERVES LIFE (years)

Reserves Half Life	5.4
RLI (Principal Product)	8.7
Reserves Life	45.0
RLI (BOE)	8.7

TOTAL RESERVES—SALES

	GROSS	WI	CO SH	NET
Oil (Mbbl)	8,564	378	402	380
Gas (MMcf)	13,329	4,270	4,277	3,625
Gas (Mboe)	2,222	712	713	604
*NGL (bbl)	78,435	17,786	17,786	13,661
Cond (bbl)	38,279	7,432	7,458	5,245
Total (boe)	10,901,807	1,115,058	1,140,232	1,002,794

*	This NGL Value includes only Ethane, Propane and Butane. Condensate and Field Condensate are included in the Condensate line.

NET PRESENT VALUES BEFORE TAX

Discount
Rate	Op Income	Investment	Cash Flow	NPV/BOE
%	M$	M$	M$	$/BOE
0	22,024	2,011.3	20,012	17.55
5	15,104	1,907.5	13,197	11.57
8	12,818	1,855.4	10,962	9.61
10	11,683	1,823.7	9,859	8.65
15	9,651	1,753.3	7,898	6.93
20	8,301	1,692.1	6,609	5.80

CAPITAL (undisc)

		Unrisked	Risked
Cost Of Prod.	$/B OEPD	5,632.58	5,632.58
Cost Of Reserves	$/BOE	1.76	1.76
Prob Of Success	%	100.00	100.00
Chance Of	%	100.00	100.00

ECONOMIC INDICATORS

			BTAX				ATAX
			Unrisked	Risked			Unrisked	Risked
Discount Rate	(%)		10.0		10.0		10.0		10.0
Payout	(Yrs)		0.0		0.0		0.0		0.0
Discounted Payout	(Yrs)		0.0		0.0		0.0		0.0
DCF Rate of Return	(%)	>	200.0	>	200.0	>	200.0	>	200.0
NPV/Undisc Invest			4.9		4.9		4.9		3.6
NPV/Disc Invest			5.4		5.4		5.4		4.0
NPV/DIS Cap Exposure			8.2		8.2		8.2		6.1
NPV/BOEPD	(M$/boepd)		27.6		27.6		27.6		20.4
FIRST 12 MONTHS AVG. PERFORMANCE (undisc)

			WI		Co. Share
			Unrisked	Risked	Unrisked	Risked
Production	(BOEPD	)	343	343	357	357
Price	($/BOE)		31.21	31.21	32.77	32.77
Royalties	($/BOE)		4.45	4.45	4.28	4.28
Operating Costs	($/BOE)		10.21	10.21	9.82	9.82
NetBack	($/BOE)		19.42	19.42	18.67	18.67
Recycle Ratio	(ratio)		10.76	10.76	10.59	10.59

Report Time: Thu, 05 Jan 2012 16:31 Working Data

Economic Case: Avg of 1st day prices Constant Prices + Costs - Dec 31 2010 - uses Forecast (Price Deck:

Dec 31, 2010 Constant Dollar Prices (SEC))

Hierarchy: Reserves

Table 5-B

International Sovereign Energy Corp.

CASH FLOW TAX POOL

Avg of 1st day prices Constant Prices + Costs—Dec 31 2010

Selection: Canada
Effective January 01, 2011	Total Proved Plus Probable Additional Reserves

CASH FLOW ATAX

	Income Before Tax Loss	Tax Loss Generated	Tax Loss Claim	Federal Taxable Income	Basic Federal Tax	Federal M&P Tax Credit	Federal Surtax	Invest Tax Credit	Federal Income Tax	Attributed Royalty Income	Provincial Taxable Income	Basic Provincial Tax	Provincial M&P Tax Credit	Provincial Income Tax	Total Income Tax	BTAX Cash Flow	ATAX Cash Flow	CUM Cash Flow	Disc Cash Flow (10%)
	M$	M$	M$	M$	M$	M$	M$	M$	M$	M$	M$	M$	M$	M$	M$	M$	M$	M$	M$
2011	99.3	0.0	99.3	0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0	520	520	520	536
2012	567.7	0.0	567.7	0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0	2,339	2,339	2,859	2,032
2013	513.1	0.0	513.1	0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0	1,817	1,817	4,676	1,435
2014	630.9	0.0	630.9	0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0	1,597	1,597	6,273	1,144
2015	641.8	0.0	641.8	0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0	1,363	1,363	7,635	888
2016	602.8	0.0	602.8	0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0	1,145	1,145	8,781	678
2017	547.3	0.0	547.3	0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0	959	959	9,740	516
2018	477.6	0.0	477.6	0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0	793	793	10,533	388
2019	410.3	0.0	410.3	0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0	655	655	11,188	291
2020	482.6	0.0	482.6	0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0	604	604	11,793	244

Sub	4,973.6	0.0	4,973.6	0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0	11,793	11,793	11,793	8,153
Rem	1,324.1	9.1	702.7	630.6	94.6	0.0	0.0	0.0	94.6	0.0	630.6	63.1	0.0	63.1	157.6	8,220	8,062	19,855	1,701
Total	6,297.7	9.1	5,676.3	630.6	94.6	0.0	0.0	0.0	94.6	0.0	630.6	63.1	0.0	63.1	157.6	20,012	19,855	19,855	9,854

TAXABLE INCOME

	Resource Revenue	Resource Royalty	Plus Non- Deduct Royalty	Resource Allowance	Resource Operating Cost	Resource CCA	Resource Overhead	Net Production Royalty	Net Resource Royalty Income	Net Other Resource Income	COGPE	CDE	CEE	Depletion Allowance	Resource Taxable Income
	M$	M$	M$	M$	M$	M$	M$	M$	M$	M$	M$	M$	M$	M$	M$
2011	3,915	422.6	0.0	0.0	1,284.1	704.9	0.0	0.0	222.9	0.0	192.4	1,434.8	0.0	0.0	99.3
2012	4,118	413.7	0.0	0.0	1,464.8	593.4	0.0	0.0	98.7	0.0	173.1	1,004.4	0.0	0.0	567.7
2013	3,400	308.1	0.0	0.0	1,351.8	445.0	0.0	0.0	76.6	0.0	155.8	703.0	0.0	0.0	513.1
2014	2,820	234.3	0.0	0.0	1,054.3	333.8	0.0	0.0	65.6	0.0	140.2	492.1	0.0	0.0	630.9
2015	2,498	187.7	0.0	0.0	994.5	250.3	0.0	0.0	46.6	0.0	126.2	344.5	0.0	0.0	641.8
2016	2,235	160.3	0.0	0.0	962.0	187.7	0.0	0.0	32.2	0.0	113.6	241.1	0.0	0.0	602.8
2017	1,950	136.3	0.0	0.0	884.7	140.8	0.0	0.0	29.8	0.0	102.2	168.8	0.0	0.0	547.3
2018	1,725	114.5	0.0	0.0	838.8	105.6	0.0	0.0	21.7	0.0	92.0	118.2	0.0	0.0	477.6
2019	1,420	88.8	0.0	0.0	698.4	79.2	0.0	0.0	22.3	0.0	82.8	82.7	0.0	0.0	410.3
2020	1,385	97.8	0.0	0.0	606.3	59.4	0.0	0.0	23.2	0.0	74.5	87.9	0.0	0.0	482.6

Sub	25,468	2,164.1	0.0	0.0	10,139.7	2,900.1	0.0	0.0	639.5	0.0	1,252.9	4,677.5	0.0	0.0	4,973.6
Rem	17,699	463.2	0.0	0.0	9,038.7	178.2	0.0	0.0	22.6	0.0	661.8	205.1	5,850.4	0.0	1,324.1
Total	43,167	2,627.3	0.0	0.0	19,178.4	3,078.3	0.0	0.0	662.1	0.0	1,914.6	4,882.6	5,850.4	0.0	6,297.7

TAX LOSS POOL

	Net Processing Income	Class 41 CCA	Processing Overhead	M&P Taxable Income	Other Business Income	Class 1 CCA	Class 2 CCA	Non Resource Overhead	Other Taxable Income	Overhead to CEE	Overhead to CDE	COGPE Pool	CDE Pool	CEE Pool	Depletion Pool	Acri Pool	Tax Loss Pool
	M$	M$	M$	M$	M$	M$	M$	M$	M$	M$	M$	M$	M$	M$	M$	M$	M$
2011	0.0	64.7	0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0	1,731.2	3,347.8	5,850.4	0.0	0.0	5,575.7
2012	0.0	113.3	0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0	1,558.1	2,343.5	5,850.4	0.0	0.0	5,008.0
2013	0.0	85.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0	1,402.3	1,640.4	5,850.4	0.0	0.0	4,494.8
2014	0.0	63.7	0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0	1,262.1	1,148.3	5,850.4	0.0	0.0	3,863.9
2015	0.0	47.8	0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0	1,135.8	803.8	5,850.4	0.0	0.0	3,222.1
2016	0.0	35.8	0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0	1,022.3	562.7	5,850.4	0.0	0.0	2,619.3
2017	0.0	26.9	0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0	920.0	393.9	5,850.4	0.0	0.0	2,071.9
2018	0.0	20.2	0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0	828.0	275.7	5,850.4	0.0	0.0	1,594.3
2019	0.0	15.1	0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0	745.2	193.0	5,850.4	0.0	0.0	1,184.0
2020	0.0	11.3	0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0	670.7	205.1	5,850.4	0.0	0.0	701.4

Sub	0.0	483.8	0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0	670.7	205.1	5,850.4	0.0	0.0	701.4
Rem	0.0	34.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0	8.9	0.0	0.0	0.0	0.0	7.9
Total	0.0	517.8	0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0	8.9	0.0	0.0	0.0	0.0	7.9

NET PRESENT VALUES AFTER TAX

Discount Rate	Op Income	Investment	Cash Flow	NPV/BOE
%	M$	M$	M$	$/BOE
0	21,866	2,011.3	19,855	17.41
5	15,079	1,907.5	13,172	11.55
8	12,809	1,855.4	10,953	9.61
10	11,678	1,823.7	9,854	8.64
15	9,650	1,753.3	7,897	6.93
20	8,301	1,692.1	6,608	5.80

CORPORATE OPENING TAX POOLS (M$)

Class 1 Pool	0.00
Class 2 Pool	0.00
Class 6 Pool	0.00
Class 8 Pool	0.00
Class 10 Pool	0.00
Class 12 Pool	0.00
Class 41 Pool	2,560.53
Class 43 Pool	0.00
Declining Balance Pool	0.00
Declining Balance Rate	0.00
Straight Line Decline Pool	0.00
Straight Line Decline	0.00%
COGPE Pool	1,923.57
CDE Pool	3,389.13
CEE Pool	5,850.36
Depletion Pool	0.00
ACRI Pool	0.00
Tax Loss Pool	5,675.00

Report Time: Thu, 05 Jan 2012 16:31 Working Data

Economic Case: Avg of 1st day prices Constant Prices + Costs - Dec 31 2010 - uses Forecast (Price Deck:

Dec 31, 2010 Constant Dollar Prices (SEC))

Hierarchy: Reserves

December 31, 2010 Constant Dollar Prices

First Day of	PAR Crude Posting @ Edmonton (Shell)		Hardisty Bow River (Flint Hills)		NGX AB-NIT (AECO)
the Month	Cdn $/m3	Cdn $/stb	Cdn $/m3	Cdn $/stb	Avg $/GJ	Cdn $/Mcf
2010
Jan 1	521.00	82.79	462.00	73.42	5.4667	5.7677
Feb 1	452.33	71.88	433.00	68.81	5.1500	5.4335
Mar 1	523.67	83.22	460.00	73.10	4.4621	4.7078
Apr 1	535.33	85.07	464.00	73.73	3.4862	3.6781
May 1	549.50	87.32	477.00	75.80	3.1448	3.3179
Jun 1	411.33	65.36	398.00	63.25	3.8222	4.0326
Jul 1	537.00	85.33	429.00	68.17	3.5897	3.7873
Aug 1	454.50	72.22	434.00	68.97	3.6465	3.8473
Sep 1	475.10	75.50	361.00	57.37	3.2105	3.3873
Oct 1	479.00	76.12	399.00	63.41	3.1903	3.3659
Nov 1	466.00	74.05	441.00	70.08	3.0699	3.2389
Dec 1	551.00	87.56	455.00	72.30	3.5991	3.7973

AVERAGE		78.87		69.03		4.0301

First Day of	Edmonton Condensate (Flint Hills)		Ethane	Avg Monthly	Butane (Shell)	Propane (Shell)
the Month	Cdn $/m3	Cdn $/stb	Cdn $/stb		Cdn $/stb	Cdn $/stb
2010				2010
Jan 1	549.00	87.24	24.29	Jan	41.63	52.68
Feb 1	510.00	81.04	23.08	Feb	43.89	53.16
Mar 1	565.00	89.78	20.00	Mar	42.83	45.57
Apr 1	592.00	94.07	15.62	Apr	41.90	33.97
May 1	608.00	96.62	14.12	May	37.34	31.70
Jun 1	473.00	75.16	17.13	Jun	30.46	30.67
Jul 1	504.00	80.09	16.15	Jul	30.46	25.19
Aug 1	492.00	78.18	16.24	Aug	30.46	28.25
Sep 1	480.00	76.28	14.57	Sep	30.46	31.66
Oct 1	515.00	81.84	9.37	Oct	63.57	48.35
Nov 1	527.00	83.75	9.01	Nov	65.73	48.71
Dec 1	547.00	86.92	10.57	Dec	69.36	52.36

AVERAGE		84.25	15.85		44.01	40.19

Sources:

1.	Crude oil pricing from Natural Resources Canada Summary of PAR Crude Postings at Edmonton (Shell)

2.	Hardisty Bow River from Flint Hills Resources daily postings

3.	AECO prices from Canadian Gas Price Reporter Canadian domestic gas price report

5.	Consensate price from Flint Hills Resources (Edmonton Condensate).

6.	Butane and Propane are monthly average Shell Poster price (Entegral)

7.	Ethane Price is NGX AB-NIT (AECO) at 18.459 GJ/m3.